                                                                    Exhibit 4.29





                           PURCHASE CONTRACT AGREEMENT

                                     BETWEEN

                                TECO ENERGY, INC.

                                       AND

                              THE BANK OF NEW YORK,

                           AS PURCHASE CONTRACT AGENT




                          DATED AS OF JANUARY 15, 2002
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                                TABLE OF CONTENTS

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ARTICLE I      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION ..........................    1

ARTICLE I      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION ..........................    1

Section 1.1.   Definitions ......................................................................    1

Section 1.2.   Compliance Certificates and Opinions .............................................   11

Section 1.3.   Form of Documents Delivered to Purchase Contract Agent ...........................   12

Section 1.4.   Acts of Holders; Record Dates ....................................................   12

Section 1.5.   Notices ..........................................................................   13

Section 1.6.   Notice to Holders; Waiver ........................................................   14

Section 1.7.   Effect of Headings and Table of Contents .........................................   15

Section 1.8.   Successors and Assigns ...........................................................   15

Section 1.9.   Separability Clause ..............................................................   15

Section 1.10.  Benefits of Agreement ............................................................   15

Section 1.11.  Governing Law ....................................................................   15

Section 1.12.  Legal Holidays ...................................................................   15

Section 1.13.  Counterparts .....................................................................   16

Section 1.14.  Inspection of Agreement ..........................................................   16

ARTICLE II     CERTIFICATE FORMS ................................................................   16

ARTICLE II     CERTIFICATE FORMS ................................................................   16

Section 2.1.   Forms of Certificates Generally ..................................................   16

Section 2.2.   Form of Purchase Contract Agent's Certificate of Authentication ..................   17

ARTICLE III    THE UNITS ........................................................................   17

ARTICLE III    THE UNITS ........................................................................   17

Section 3.1.   Title and Terms; Denominations ...................................................   17

Section 3.2.   Rights and Obligations Evidenced by the Certificates .............................   17

Section 3.3.   Execution, Authentication, Delivery and Dating ...................................   18

Section 3.4.   Temporary Certificates ...........................................................   19
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Section 3.5.   Registration; Registration of Transfer and Exchange ..............................   19

Section 3.6.   Book-Entry Interests .............................................................   20

Section 3.7.   Notices to Holders ...............................................................   21

Section 3.8.   Appointment of Successor Clearing Agency .........................................   21

Section 3.9.   Definitive Certificates ..........................................................   21

Section 3.10.  Mutilated, Destroyed, Lost and Stolen Certificates ...............................   21

Section 3.11.  Persons Deemed Owners ............................................................   23

Section 3.12.  Cancellation .....................................................................   23

Section 3.13.  Establishment of Stripped Units ..................................................   23

Section 3.14.  Reestablishment of Normal Units ..................................................   25

Section 3.15.  Transfer of Collateral upon Occurrence of Termination Event ......................   26

Section 3.16.  No Consent to Assumption .........................................................   26

Section 3.17.  CUSIP Numbers ....................................................................   26

ARTICLE IV     THE TRUST PREFERRED SECURITIES ...................................................   27

ARTICLE IV     THE TRUST PREFERRED SECURITIES ...................................................   27

Section 4.1.   Payment of Distribution; Rights to Distributions Preserved; Notice ...............   27

Section 4.2.   Notice and Voting ................................................................   28

Section 4.3.   Distribution of LLC Preferred Securities or Notes ................................   28

ARTICLE V      THE PURCHASE CONTRACTS; THE REMARKETING ..........................................   29

ARTICLE V      THE PURCHASE CONTRACTS; THE REMARKETING ..........................................   29

Section 5.1.   Purchase of Shares of Common Stock ...............................................   29

Section 5.2.   Payment of Purchase Price; Remarketing ...........................................   31

Section 5.3.   Issuance of Shares of Common Stock ...............................................   34

Section 5.4.   Adjustment of Settlement Rate. ...................................................   35

Section 5.5.   Notice of Adjustments and Certain Other Events ...................................   41

Section 5.6.   Termination Event; Notice ........................................................   41

Section 5.7.   Early Settlement .................................................................   42

Section 5.8.   Early Settlement Upon Merger .....................................................   43
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Section 5.9.   Charges and Taxes ................................................................   45

Section 5.10.  No Fractional Shares .............................................................   45

Section 5.11.  Contract Adjustment Payments .....................................................   45

ARTICLE VI     REMEDIES .........................................................................   47

ARTICLE VI     REMEDIES .........................................................................   47

Section 6.1.   Unconditional Right of Holders to Receive Contract Adjustment Payments and
               to Purchase Common Stock .........................................................   47

Section 6.2.   Restoration of Rights and Remedies ...............................................   47

Section 6.3.   Rights and Remedies Cumulative ...................................................   47

Section 6.4.   Delay or Omission Not Waiver .....................................................   47

Section 6.5.   Undertaking for Costs ............................................................   48

Section 6.6.   Waiver of Stay or Extension Laws .................................................   48

ARTICLE VII    THE PURCHASE CONTRACT AGENT ......................................................   48

ARTICLE VII    THE PURCHASE CONTRACT AGENT ......................................................   48

Section 7.1.   Certain Duties and Responsibilities ..............................................   48

Section 7.2.   Notice of Default ................................................................   49

Section 7.3.   Certain Rights of Purchase Contract Agent ........................................   49

Section 7.4.   Not Responsible for Recitals or Issuance of Units ................................   50

Section 7.5.   May Hold Units ...................................................................   51

Section 7.6.   Money Held in Custody ............................................................   51

Section 7.7.   Compensation and Reimbursement ...................................................   51

Section 7.8.   Corporate Agent Required; Eligibility ............................................   51

Section 7.9.   Resignation and Removal; Appointment of Successor ................................   52

Section 7.10.  Acceptance of Appointment by Successor ...........................................   53

Section 7.11.  Merger, Conversion, Consolidation or Succession to Business ......................   53

Section 7.12.  Preservation of Information; Communications to Holders ...........................   54

Section 7.13.  No Obligations of Purchase Contract Agent ........................................   54

Section 7.14.  Tax Compliance ...................................................................   54

ARTICLE VIII   SUPPLEMENTAL AGREEMENTS ..........................................................   55
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ARTICLE VIII   SUPPLEMENTAL AGREEMENTS ..........................................................   55

Section 8.1.   Supplemental Agreements without Consent of Holders ...............................   55

Section 8.2.   Supplemental Agreements with Consent of Holders ..................................   55

Section 8.3.   Execution of Supplemental Agreements .............................................   56

Section 8.4.   Effect of Supplemental Agreements ................................................   57

Section 8.5.   Reference to Supplemental Agreements .............................................   57

ARTICLE IX     CONSOLIDATION, MERGER, SALE OR CONVEYANCE ........................................   57

ARTICLE IX     CONSOLIDATION, MERGER, SALE OR CONVEYANCE ........................................   57

Section 9.1.   Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under
               Certain Conditions ...............................................................   57

Section 9.2.   Rights and Duties of Successor Corporation .......................................   57

Section 9.3.   Opinion of Counsel Given to Purchase Contract Agent ..............................   58

ARTICLE X      COVENANTS ........................................................................   58

ARTICLE X      COVENANTS ........................................................................   58

Section 10.1.  Performance under Purchase Contracts .............................................   58

Section 10.2.  Maintenance of Office or Agency ..................................................   58

Section 10.3.  Company to Reserve Common Stock ..................................................   59

Section 10.4.  Covenants as to Common Stock .....................................................   59

Section 10.5.  Statements of Officer of TECO as to Default ......................................   59

Section 10.6.  ERISA ............................................................................   59


EXHIBITS

EXHIBIT A   Form of Normal Units Certificate
EXHIBIT B   Form of Stripped Units Certificate
EXHIBIT C   Instruction from Purchase Contract Agent to Collateral Agent
EXHIBIT D   Instruction to Purchase Contract Agent
EXHIBIT E   Form of Remarketing Agreement

                  PURCHASE CONTRACT AGREEMENT, dated as of January 15, 2002, between TECO Energy, Inc., a Florida corporation (the "Company"), and The Bank of New York, a New York banking corporation, acting as purchase contract agent for the Holders of Units from time to time (the "Purchase Contract Agent").

                                    RECITALS

                  TECO has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Units.

                  All things necessary to make the Purchase Contracts, when the Certificates are executed by TECO and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent, as provided in this Agreement, the valid obligations of TECO, and to constitute this Agreement a valid agreement of TECO, in accordance with its terms, have been done.

                                   WITNESSETH:

                  For and in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  Section 1.1. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; and nouns and pronouns of the masculine gender include the feminine and neuter genders;

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

                  (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

                  (d) the following terms have the meanings given to them in this Section 1.1(d).

         "Act" when used with respect to any Holder, has the meaning specified in Section 1.4.

         "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Agent-Purchased Treasury Consideration" has the meaning specified in
Section 5.2(b)(i).

         "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Applicable Market Value" has the meaning specified in Section 5.1.

         "Applicable Ownership Interest" has the meaning set forth in the Pledge Agreement.

         "Applicable Principal Amount" has the meaning set forth in the Pledge Agreement.

         "Bankruptcy Code" means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

         "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Board of Directors" means either the Board of Directors of TECO or any committee of such Board duly authorized to act generally or in any particular respect for the Board hereunder.

         "Board Resolution" means (i) a copy of a resolution certified by the Secretary or the Assistant Secretary of TECO to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, (ii) a copy of a unanimous written consent of the Board of Directors or (iii) a certificate signed by the authorized officer or officers to whom the Board of Directors has delegated its authority, and in each case, delivered to the Purchase Contract Agent.

         "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.6.

         "Business Day" means a day banks are open for business in New York and Delaware.

         "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated, whether voting or non-voting) corporate stock or similar interests in other types of entities.

         "Cash Merger" has the meaning set forth in Section 5.8.

         "Certificate" means a Normal Units Certificate or a Stripped Units Certificate.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Units and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Units.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Price" has the meaning specified in Section 5.1.

         "Collateral" has the meaning specified in Section 2.1 of the Pledge Agreement.

         "Collateral Agent" means The Bank of New York, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

         "Collateral Substitution" has the meaning specified in Section 3.13.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock, par value $1.00 per share, of TECO.

         "Constituent Person" has the meaning specified in Section 5.4(b).

         "Contract Adjustment Payments" means the payments payable quarterly in arrears by TECO on the Payment Dates in respect of each Purchase Contract, equal to 4.39% per annum of the Stated Amount, computed (i) for any full quarterly period on the basis of a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly period for which such payments are calculated, on the basis of a 30-day month and (iii) for periods of less than a month, the actual number of days elapsed per 30-day month.

         "Corporate Trust Office" means the principal corporate trust office of the Purchase Contract Agent at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, Floor 21W, New York, New York 10286, Attn: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and TECO.

         "Coupon Rate" means the percentage rate per annum at which each Note will bear interest initially.

         "Current Market Price" has the meaning specified in Section 5.4(a)(9).

         "Custodial Agent" means The Bank of New York, as Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Custodial Agent" shall mean the Person who is then the Custodial Agent thereunder.

         "Depositary" means, initially, DTC, until another Clearing Agency becomes its successor.

         "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "Early Settlement" has the meaning specified in Section 5.7(a).

         "Early Settlement Amount" has the meaning specified in section 5.7(a).

         "Early Settlement Date" has the meaning specified in Section 5.7(a).

         "Early Settlement Rate" has the meaning specified in section 5.7(b).

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

         "Expiration Date" has the meaning specified in Section 1.4.

         "Expiration Time" has the meaning specified in Section 5.4(a)(7).

         "Failed Remarketing" has the meaning specified in Section 5.2(b)(ii).

         "Fair Market Value" with respect to securities distributed in a Spin-Off means (a) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of such securities, the initial public offering price of those securities, and (b) in the case of any other Spin-Off, the average of the Sale Price of those securities over the first 10 Trading Days after the effective date of such Spin-Off.

         "Global Certificate" means a Certificate that evidences all or part of the Units and is registered in the name of a Depositary or a nominee thereof.

         "Global Trust Preferred Security Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Trust Preferred Securities specified on such certificate and which is registered in the name of a Clearing Agency or a nominee thereof.

         "Guarantee" means the guarantee issued by TECO for the benefit of the holders of the LLC Preferred Securities pursuant to the Guarantee Agreement dated as of January 15, 2002 between TECO and The Bank of New York, as Guarantee Trustee with respect to the LLC Preferred Securities.

         "Holder" means the Person in whose name the Unit evidenced by a Normal Units Certificate and/or a Stripped Units Certificate is registered in the related Normal Units Register and/or the Stripped Units Register, as the case may be.

         "Indenture" means the Indenture, dated as of August 17, 1998, as amended through the date hereof and as supplemented by the Sixth Supplemental Indenture, dated as of the date hereof, between TECO and The Bank of New York, as trustee.

         "Indenture Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture, or any successor thereto.

         "Initial Public Offering" with respect to a Spin-Off means the first time securities of the same class or type as the securities being distributed in such Spin-Off are bona fide offered to the public for cash.

         "Issuer Order" or "Issuer Request" means a written order or request signed in the name of TECO by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of TECO and delivered to the Purchase Contract Agent.

         "Liquidation Distribution" means the distribution of (a) the LLC Preferred Securities or (b) if the LLC has been dissolved, the Notes, in each case in the event of any dissolution of the Trust, to the Holders of the Trust Preferred Securities on the date of such dissolution from the assets of the Trust, after satisfaction (whether by payment or reasonable provision for payment) of liabilities to creditors of the Trust, and which shall be distributed on a pro rata basis to the Holders of the Trust Preferred Securities in exchange for such Trust Preferred Securities.

         "LLC" means TECO Funding Company II, LLC.

         "LLC Agreement" means the Limited Liability Company Agreement of TECO Funding Company II, LLC, dated as of November 17, 2000, as amended through the date hereof.

         "LLC Common Securities" has the meaning specified in the LLC Agreement.

         "LLC Preferred Securities" has the meaning set forth in the LLC Agreement.

         "Merger Early Settlement" has the meaning specified in Section 5.8.

         "Merger Early Settlement Amount" has the meaning specified in Section 5.8.

         "Merger Early Settlement Date" has the meaning specified in Section
5.8.

         "NYSE" has the meaning specified in Section 5.1.

         "Normal Unit" means the collective rights and obligations of a Holder of a Normal Units Certificate in respect of a Trust Preferred Security or the appropriate Treasury Consideration, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract.

         "Normal Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Normal Units specified on such certificate, substantially in the form of Exhibit A hereto.

         "Normal Units Register" and "Normal Units Registrar" have the respective meanings specified in Section 3.5.

         "Notes" means the series of subordinated securities of TECO designated the 5.11% Junior Subordinated Notes due 2007," to be issued by TECO under the Indenture.

         "Officer's Certificate" means a certificate signed by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of TECO and delivered to the Purchase Contract Agent.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to TECO or an Affiliate and who shall be reasonably acceptable to the Purchase Contract Agent.

         "Opt-Out Treasury Consideration" has meaning specified in Section 5.2(b)(iv).

         "Outstanding" or "Outstanding Securities" means, as of the date of determination, all Normal Units or Stripped Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                           (i) If a Termination Event has occurred, (A) Stripped Units and (B) Normal Units for which the related Trust Preferred Security or the appropriate Treasury Consideration, or a Liquidation Distribution in respect of such Trust Preferred Security, as the case may be, has been theretofore deposited with the Purchase Contract Agent in trust for the Holders of such Normal Units;

                           (ii) Normal Units and Stripped Units evidenced by Certificates theretofore cancelled by the Purchase Contract Agent or delivered to the Purchase Contract Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                           (iii) Normal Units and Stripped Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Purchase Contract Agent proof satisfactory to it that such Certificate is held by a potential purchaser in whose hands the Normal Units or Stripped Units evidenced by such Certificate are valid obligations of TECO;

provided, that in determining whether the Holders of the requisite number of the Normal Units or Stripped Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Normal Units or Stripped Units owned by TECO or any Affiliate of TECO shall be disregarded and deemed not to be outstanding, except that, in determining whether the Purchase Contract Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Normal Units or Stripped Units which a Responsible Officer of the Purchase Contract Agent actually knows to be so owned shall be so disregarded. Normal Units or Stripped Units so owned which have been pledged in good faith may be regarded as Outstanding Securities if the pledgee establishes to the satisfaction of the Purchase Contract Agent the pledgee's right so to act with respect to such Normal Units or Stripped Units and that the pledgee is not TECO or any Affiliate of TECO.

         "Payment Date" means each January 15, April 15, July 15 and October 15, commencing April 15, 2002.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization, government or any agency or political subdivision thereof or other legal entity or organization.

         "Pledge" means the pledge under the Pledge Agreement of the Trust Preferred Securities, the Treasury Securities or the appropriate Treasury Consideration, in each case constituting a part of the Units, property, cash, securities, financial assets and security entitlements of the Collateral Agreement (as defined in the Pledge Agreement), the LLC Preferred Securities or Notes delivered to the Collateral Agent upon liquidation of the Trust, and any proceeds of any of the foregoing.

         "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and among TECO, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Units.

         "Pledged LLC Preferred Securities" means any LLC Preferred Securities subject to the Pledge, initially made subject to the Pledge by delivery thereof to the Collateral Agent upon a liquidation of the Trust.

         "Pledged Treasury Consideration" has the meaning set forth in the Pledge Agreement.

         "Pledged Treasury Securities" has the meaning set forth in the Pledge Agreement.

         "Pledged Trust Preferred Securities" has the meaning set forth in the Pledge Agreement.

         "Predecessor Certificate" means a Predecessor Normal Units Certificate or a Predecessor Stripped Units Certificate.

         "Predecessor Normal Units Certificate" of any particular Normal Units Certificate means every previous Normal Units Certificate evidencing all or a portion of the rights and obligations of TECO and the Holder under the Normal Units evidenced thereby; and, for the purposes of this definition, any Normal Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Normal Units Certificate shall be deemed to evidence the same rights and obligations of TECO and the Holder as the mutilated, destroyed, lost or stolen Normal Units Certificate.

         "Predecessor Stripped Units Certificate" of any particular Stripped Units Certificate means every previous Stripped Units Certificate evidencing all or a portion of the rights and obligations of TECO and the Holder under the Stripped Units evidenced thereby; and, for the purposes of this definition, any Stripped Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Stripped Units Certificate shall be deemed to evidence the same rights and obligations of TECO and the Holder as the mutilated, destroyed, lost or stolen Stripped Units Certificate.

         "Property Trustee" means The Bank of New York, as property trustee under the Trust Agreement, or any successor thereto that is a financial institution unaffiliated with TECO.

         "Prospectus" means the final Prospectus Supplement dated January 9, 2002 of TECO and the Trust relating to the Units, supplementing the Prospectus dated May 25, 2001 of TECO and the Trust.

         "Purchase Contract" when used with respect to any Unit, means the contract forming a part of such Unit and obligating TECO to (i) sell and the Holder of such Unit to purchase Common Stock and (ii) pay the Holder Contract Adjustment Payments in each case on the terms and subject to the conditions set forth in Article Five hereof.

         "Purchase Contract Agent" means the Person named as the "Purchase Contract Agent" in the first paragraph of this instrument until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Purchase Contract Agent" shall mean such Person.

         "Purchase Contract Settlement Date" means January 15, 2005.

         "Purchase Contract Settlement Fund" has the meaning specified in
Section 5.3.

         "Purchase Price" has the meaning specified in Section 5.1.

         "Purchased Shares" has the meaning specified in Section 5.4(a)(7).

         "Quarterly Payment Date" means each January 15, April 15, July 15 and October 15, commencing April 15, 2002.

         "Record Date" for the Contract Adjustment Payments and any other distributions payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, a day selected by TECO which shall be more than one Business Day but less than 60 Business Days prior to such Payment Date.

         "Redemption Amount" has the meaning set forth in the Trust Agreement.

         "Redemption Price" has the meaning set forth in the Trust Agreement.

         "Register" means the Normal Units Register and the Stripped Units Register.

         "Registrar" means the Normal Units Registrar and the Stripped Units Registrar.

         "Remarketing Agent" has the meaning specified in Section 5.2(b)(i).

         "Remarketing Agreement" means the Remarketing Agreement to be entered into by and among TECO, the Remarketing Agent and the Purchase Contract Agent.

         "Remarketing Date" means the third Business Day preceding October 15, 2004.

         "Remarketing Fee" has the meaning specified in Section 5.2(b)(i).

         "Remarketing Value" has the meaning specified in Section 5.2(b)(i).

         "Reorganization Event" has the meaning specified in Section 5.4(b).

         "Reset Rate" has the meaning set forth in the Trust Agreement.

         "Responsible Officer" means, when used with respect to the Purchase Contract Agent, any officer within the corporate trust department of the Purchase Contract Agent (or any successor of the Purchase Contract Agent), including any Vice President, any assistant Vice President, any assistant secretary, any assistant treasurer, any trust officer or any other officer of the Purchase Contract Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

         "Sale Price" of any securities distributed in a Spin-Off on any Trading Day means the closing sale price per share (or if no closing price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and average asked prices) on such Trading Day as reported in composite transactions for the principal U.S. securities exchange on which such securities are traded or, if the securities are not listed on a U.S. national or regional securities exchange, as reported by Nasdaq.

         "Securities Act" means the Securities Act of 1933 or any successor legislation, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

         "Securities Intermediary" means The Bank of New York in its capacity as Securities Intermediary under the Pledge Agreement, together with its successors in such capacity.

         "Separate Trust Preferred Securities" has the meaning set forth in the Pledge Agreement.

         "Settlement Date" means any Early Settlement Date or Merger Early Settlement Date or the Purchase Contract Settlement Date.

         "Settlement Rate" has the meaning specified in Section 5.1.

         "Special Event" means the occurrence of a "Special Event" under the Indenture.

         "Special Event Redemption" shall mean the date specified by the TECO on which the Notes are redeemed pursuant to a Special Event Redemption pursuant to the Indenture.

         "Special Event Redemption Date" means the date specified by the Notes Issuer on which the Notes are redeemed pursuant to a Special Event Redemption pursuant to the Indenture.

         "Spin-Off" means a dividend or other distribution pro rata on our Common Stock of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit of TECO.

         "Stated Amount" means, with respect to any one Trust Preferred Security, Normal Unit or Stripped Unit, $25.

         "Stripped Unit" means the collective rights and obligations of a holder of a Stripped Units Certificate in respect of a 1/40 undivided beneficial ownership interest in a Treasury Security, subject in each case to the Pledge thereof, and the related Purchase Contract.

         "Stripped Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Stripped Units specified on such certificate, substantially in the form of Exhibit B hereto.

         "Stripped Units Register" and "Stripped Units Registrar" have the respective meanings specified in Section 3.5.

         "Subsequent Remarketing" has the meaning set forth in the Remarketing Agreement.

         "Subsequent Remarketing Date" means, provided there has been one or more Failed Remarketings, the date on which the Remarketing Agent has conducted a successful remarketing in accordance with Section 5.2 hereof, such date in no event hereby later than the Business Day.

         "TECO" means TECO Energy, Inc. until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "TECO" shall mean such successor.

         "Termination Date" means the date, if any, on which a Termination Event occurs.

         "Termination Event" means the occurrence of any of the following events: (i) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code or any other similar federal or state law, adjudicating TECO to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of TECO, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days; or (ii) a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of TECO or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days, or (iii) at any time on or prior to the Purchase Contract Settlement Date TECO shall file a petition for relief under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

         "Threshold Appreciation Price" has the meaning specified in Section
5.1.

         "TIA" means the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

         "Trading Day" has the meaning specified in Section 5.1.

         "Treasury Consideration" means the Agent-Purchased Treasury Consideration or the Opt-Out Treasury Consideration.

         "Treasury Portfolio" means, with respect to the Applicable Principal Amount of Notes, (A) if the Special Event Redemption Date occurs prior to the Purchase Contract Settlement Date, a portfolio of zero-coupon U.S. treasury securities consisting of (i) principal or interest strips of U.S. treasury securities that mature on or prior to the Purchase Contract Settlement Date in an aggregate amount equal to the Applicable Principal Amount and (ii) with respect to each scheduled interest payment date on the Notes that occurs after the Special Event Redemption Date, principal or interest strips of U.S. treasury securities that mature on or prior to such date in an aggregate amount at maturity equal to the aggregate interest payment that would have been due on the Applicable Principal Amount of the Notes on such date and (B) if the Special Event Redemption Date occurs on or after the Purchase Contract Settlement Date, a portfolio of zero-coupon U.S. treasury securities consisting of (i) principal or interest strips of U.S. treasury securities that mature on or prior to November 15, 2004 in an aggregate amount equal to the Applicable Principal Amount and (ii) with respect to each scheduled interest payment date on the Notes that occurs after the Special Event Redemption Date, principal or interest strips of such U.S. treasury securities that mature on or prior to such date in an aggregate amount equal to the aggregate interest payment that would have been due on the Applicable Principal Amount of the Notes on such date.

         "Treasury Security" means a zero coupon U.S. Treasury security (CUSIP No. 912803AB9) maturing on November 15, 2004 that will pay $1,000 on such maturity date.

         "Trust" means TECO Capital Trust II, a statutory business trust formed under the laws of the State of Delaware, or any successor thereto by merger or consolidation.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of January 15, 2002, of TECO Capital Trust II among TECO Funding Company II, LLC, as LLC and the trustees named therein for the benefit of the holders from time to time of undivided beneficial ownership interests in the assets of the Trust.

         "Trust Preferred Securities" means the 5.11% Trust Preferred Securities of the Trust, each having a stated liquidation amount of $25 per share, representing, undivided beneficial ownership interests in the assets of the Trust.

         "Underwriting Agreement" means the Underwriting Agreement dated January 9, 2002 between TECO and the Underwriter named therein.

         "Unit" means a Normal Unit or a Stripped Unit, as the case may be.

         "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                  Section 1.2. Compliance Certificates and Opinions. Except as otherwise expressly provided by this Agreement, upon any application or request by TECO to the Purchase Contract Agent to take any action under any provision of this Agreement, TECO shall furnish to the Purchase Contract Agent an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Purchase Contract Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (1) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

                  Section 1.3. Form of Documents Delivered to Purchase Contract Agent. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of TECO may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of TECO stating that the information with respect to such factual matters is in the possession of TECO unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

                  Section 1.4. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Purchase Contract Agent and, where it is hereby expressly required, to TECO. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Purchase Contract Agent and TECO, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Purchase Contract Agent deems sufficient.

                  (c) The ownership of Units shall be proved by the Normal Units Register or the Stripped Units Register, as the case may be.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Purchase Contract Agent or TECO in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  (e) TECO may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Normal Units and the Outstanding Stripped Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Normal Units or the Stripped Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent TECO from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, TECO, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration

Date to be given to the Purchase Contract Agent in writing and to each Holder of Units in the manner set forth in Section 1.6.

                  With respect to any record date set pursuant to this Section, TECO may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Purchase Contract Agent in writing, and to each Holder of Units in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, TECO shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  Section 1.5. Notices. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

                  (1) the Purchase Contract Agent by any Holder or by TECO shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Purchase Contract Agent at The Bank of New York, 101 Barclay Street, Floor 21W, New York, New York 10286, Attention:
         Corporate Trust Administration, telecopy: (212) 896-7298, or at any other address furnished in writing by the Purchase Contract Agent to the Holders and TECO; or

                  (2) TECO by the Purchase Contract Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to TECO at TECO Energy, Inc., TECO Plaza, 702 North Franklin Street, Tampa, Florida 33602, telecopy: (813) 228-1328, Attention:
         Secretary, or at any other address furnished in writing to the Purchase Contract Agent by TECO; or

                  (3) the Collateral Agent by the Purchase Contract Agent, TECO or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Collateral Agent at The Bank of New York, 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration, telecopy: (212) 896-7298, or at any other address furnished in writing by the Collateral Agent to the Purchase Contract Agent, TECO and the Holders; or

                  (4) the Property Trustee by TECO shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Property Trustee at The Bank of New York, 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration, or at any other address furnished in writing by the Property Trustee to TECO; or

                  (5) the Indenture Trustee by TECO shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Indenture Trustee at The Bank of New York, 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration, or at any other address furnished in writing by the Indenture Trustee to TECO.

                  Section 1.6. Notice to Holders; Waiver. Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Purchase Contract Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Purchase Contract Agent shall constitute a sufficient notification for every purpose hereunder.

                  Section 1.7. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.8. Successors and Assigns. All covenants and agreements in this Agreement by TECO shall bind its successors and assigns, whether so expressed or not.

                  Section 1.9. Separability Clause. In case any provision in this Agreement or in the Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

                  Section 1.10. Benefits of Agreement. Nothing in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

                  Section 1.11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

                  Section 1.12. Legal Holidays. In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Normal Units Certificates) any payments on the Purchase Contract or on the Trust Preferred Securities shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest or distributions shall accrue or be payable by TECO for the period from and after any such Payment Date, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

                  In any case where the Purchase Contract Settlement Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates), the Purchase Contracts shall not be performed on such date, but the Purchase Contracts shall be performed on the immediately following Business Day with the same force and effect as if performed on the Purchase Contract Settlement Date.

                  Section 1.13. Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  Section 1.14. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.

                                   ARTICLE II

                                CERTIFICATE FORMS

                  Section 2.1. Forms of Certificates Generally. The Normal Units Certificates (including the form of Purchase Contract forming part of the Normal Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the Normal Units are listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of TECO executing such Normal Units Certificates, as evidenced by their execution of the Normal Units Certificates.

                  The definitive Normal Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of TECO executing such Normal Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

                  The Stripped Units Certificates (including the form of Purchase Contracts forming part of the Stripped Units evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or the quotation system on which the Stripped Units may be listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of TECO executing such Stripped Units Certificates, as evidenced by their execution of the Stripped Units Certificates.

                  The definitive Stripped Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of TECO executing such Stripped Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

                  Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

                  THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

                  Section 2.2. Form of Purchase Contract Agent's Certificate of Authentication. The form of the Purchase Contract Agent's certificate of authentication of the Normal Units shall be in substantially the form set forth on the form of the Normal Units Certificates.

                  The form of the Purchase Contract Agent's certificate of authentication of the Stripped Units shall be in substantially the form set forth on the form of the Stripped Units Certificates.

                                   ARTICLE III

                                    THE UNITS

                  Section 3.1. Title and Terms; Denominations. The aggregate number of Normal Units and Stripped Units, if any, evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 16,000,000 (18,400,000) if the Underwriters' over-allotment option pursuant to the Underwriting Agreement is exercised in full), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13, 3.14, 5.7 or 8.5.

                  The Certificates shall be issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof.

                  Section 3.2. Rights and Obligations Evidenced by the Certificates. (a) Each Normal Units Certificate shall evidence the number of Normal Units specified therein, with each such Normal Unit representing the ownership by the Holder thereof of a beneficial ownership interest in a Trust Preferred Security or the appropriate Treasury Consideration, as the case may be, subject to the Pledge of such Trust Preferred Security or such Treasury Consideration, as the case may be, by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and TECO under one Purchase Contract. The Purchase Contract Agent as attorney-in-fact for, and on behalf of, the Holder of each Normal Unit shall pledge, pursuant to the Pledge Agreement, the Trust Preferred Security or the appropriate Treasury Consideration, as the case may be, forming a part of such Normal Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title, and interest of such Holder in such Trust Preferred Security or such Treasury Consideration, as the case may be, for the benefit of TECO, to secure the obligation of the Holder under each Purchase Contract to purchase the Common Stock of TECO. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Normal Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of TECO or for any other matter, or any other rights whatsoever as stockholders of TECO.

                  (b) Each Stripped Units Certificate shall evidence the number of Stripped Units specified therein, with each such Stripped Unit representing the ownership by the Holder thereof of a 1/40 undivided beneficial ownership interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and TECO under one Purchase Contract. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Stripped Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of TECO or for any other matter, or any other rights whatsoever as stockholders of TECO.

                  Section 3.3. Execution, Authentication, Delivery and Dating.
(a) Subject to the provisions of Sections 3.13 and 3.14, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, TECO may deliver Certificates executed by TECO to the Purchase Contract Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Purchase

Contract Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

                  (b) The Certificates shall be executed on behalf of TECO by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of TECO and delivered to the Purchase Contract Agent. The signature of any of these officers on the Certificates may be manual or facsimile.

                  (c) Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of TECO shall bind TECO, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

                  (d) No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Purchase Contract Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Purchase Contract Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

                  (e) Each Certificate shall be dated the date of its authentication.

                  (f) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Purchase Contract Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

                  Section 3.4. Temporary Certificates. (a) Pending the preparation of definitive Certificates, TECO shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Normal Units or Stripped Units, as the case may be, are listed, or as may, consistent herewith, be determined by the officers of TECO executing such Certificates, as evidenced by their execution of the Certificates.

                  (b) If temporary Certificates are issued, TECO will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of TECO and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, TECO shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Normal Units or Stripped Units, as the case may be, evidenced thereby as definitive Certificates.

                  Section 3.5. Registration; Registration of Transfer and Exchange. (a) The Purchase Contract Agent shall keep at the Corporate Trust Office a register (the "Normal Units Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of Normal Units Certificates and of transfers of Normal Units Certificates (the Purchase Contract Agent, in such capacity, the "Normal Units Registrar") and a register (the "Stripped Units Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of the Stripped Units Certificates and transfers of Stripped Units Certificates (the Purchase Contract Agent, in such capacity, the "Stripped Units Registrar").

                  (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, TECO shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of like tenor and denominations, and evidencing a like number of Normal Units or Stripped Units, as the case may be.

                  (c) At the option of the Holder, Certificates may be exchanged for other Certificates, of like tenor and denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, TECO shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

                  (d) All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Normal Units or Stripped Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Normal Units or Stripped Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

                  (e) Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Purchase Contract Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to TECO and the Purchase Contract Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

                  (f) No service charge shall be made for any registration of transfer or exchange of a Certificate, but TECO and the Purchase Contract Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.6, 3.9 and 8.5 not involving any transfer.

                  (g) Notwithstanding the foregoing, TECO shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall (i) if the Purchase Contract Settlement Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate,
(ii) in the case of Normal Units, if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Trust Preferred Securities or the appropriate Treasury Consideration, as applicable, relating to such Normal Units, or (iii) in the case of Stripped Units, if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Treasury Securities relating to such Stripped Units, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five.

                  Section 3.6. Book-Entry Interests. The Certificates, on original issuance, will be issued in the form of one or more, fully registered Global Certificates, to be delivered to the Depositary by, or on behalf of, TECO. Such Global Certificate shall initially be registered on the books and records of TECO in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in
Section 3.9. The Purchase Contract Agent shall enter into an agreement with the Depositary if so requested by TECO. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to
Section 3.9:

                  (a) the provisions of this Section 3.6 shall be in full force and effect;

                  (b) TECO shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including making Contract Adjustment Payments and receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

                  (c) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement, the provisions of this
Section 3.6 shall control; and

                  (d) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book-entry transfers among Clearing Agency Participants.

                  Section 3.7. Notices to Holders. Whenever a notice or other communication to the Holders is required to be given under this Agreement, TECO or TECO's agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of a Clearing Agency or the nominee of a Clearing Agency, TECO or TECO's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

                  Section 3.8. Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Units, TECO may, in its sole discretion, appoint a successor Clearing Agency with respect to the Units.

                  Section 3.9. Definitive Certificates. If (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Units and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 3.8, (ii) TECO elects to terminate the book-entry system through the Clearing Agency with respect to the Units, or
(iii) there shall have occurred and be continuing a default by TECO in respect of its obligations under one or more Purchase Contracts, then upon surrender of the Global Certificates representing the Book-Entry Interests with respect to the Units by the Clearing Agency, accompanied by registration instructions, TECO shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Clearing Agency. TECO shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

                  Section 3.10. Mutilated, Destroyed, Lost and Stolen Certificates. (a) If any mutilated Certificate is surrendered to the Purchase Contract Agent, TECO shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

                  (b) If there shall be delivered to TECO and the Purchase Contract Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to TECO or the Purchase Contract Agent that such Certificate has been acquired by a potential purchaser, TECO shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

                  (c) Notwithstanding the foregoing, TECO shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earlier of the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall (i) if the Purchase Contract Settlement Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate, or (ii) if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Trust Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five.

                  (d) Upon the issuance of any new Certificate under this Section, TECO and the Purchase Contract Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Purchase Contract Agent) connected therewith.

                  (e) Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall evidence ownership of the same number of Normal Units or Stripped Unit, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Normal or Stripped Units, as the case may be, evidenced by the destroyed, lost or mutilated Certificate, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

                  (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

                  Section 3.11. Persons Deemed Owners. Prior to due presentment of a Certificate for registration of transfer, TECO and the Purchase Contract Agent, and any agent of TECO or the Purchase Contract Agent, may treat the Person in whose name such Certificate is registered as the owner of the Units evidenced thereby, for the purpose of receiving distributions on the Trust Preferred Securities, receiving Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any such distributions or the Contract Adjustment Payments payable in respect of the Purchase Contracts constituting part of the Unit evidenced thereby shall be overdue and notwithstanding any notice to the contrary, and neither TECO nor the Purchase Contract Agent, nor any agent of TECO or the Purchase Contract Agent, shall be affected by notice to the contrary.

                  Notwithstanding the foregoing, with respect to any Global Certificate, nothing herein shall prevent TECO, the Purchase Contract Agent or any agent of TECO or the Purchase Contract Agent, from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial ownership interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate.

                  Section 3.12. Cancellation. All Certificates surrendered (a) for delivery of shares of Common Stock on or after any Settlement Date; (b) upon the transfer of Trust Preferred Securities, the appropriate Treasury Consideration or Treasury Securities, as the case may be, after the occurrence of a Termination Event; (c) upon the registration of a transfer or exchange of a Unit shall, if surrendered to any Person other than the Purchase Contract Agent, be delivered to the Purchase Contract Agent and, if not already cancelled, shall be promptly cancelled by it. TECO may at any time deliver to the Purchase Contract Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which TECO may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Purchase Contract Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Purchase Contract Agent shall be disposed of by the Purchase Contract Agent in accordance with its customary procedures.

                  If TECO or any Affiliate of TECO shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Purchase Contract Agent cancelled or for cancellation.

                  Section 3.13. Establishment of Stripped Units. A Holder may separate the Pledged Trust Preferred Securities or Pledged Treasury Consideration, as applicable, from the related Purchase Contracts in respect of the Normal Units held by such Holder by substituting for such Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, Treasury Securities that will pay an amount equal to the aggregate Stated Amount of such Normal Units (a "Collateral Substitution"), at any time from and after the date of this Agreement and on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, by (a) depositing with the Collateral Agent Treasury Securities having an aggregate principal amount equal to the aggregate Stated Amount of such Normal Units, and (b) transferring the related Normal Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Treasury Securities to the Collateral Agent and requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, underlying such Normal Units, whereupon the Purchase Contract Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not separate the Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, from the related Purchase Contracts in respect of the Normal Units held by such Holder during the periods beginning on the fourth Business Day prior to the Remarketing Date or any Subsequent Remarketing Date, as the case may be, and ending on the expiration of the third Business Day following such dates. Upon receipt of the Treasury Securities described in clause (a) above and the instruction described in clause (b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Purchase Contract Agent, on behalf of the Holder, such Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, from the Pledge, free and clear of TECO's security interest therein, and upon receipt thereof the Purchase Contract Agent shall promptly:

                  (i)      cancel the related Normal Units;

                  (ii) transfer the Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, to the Holder; and

                  (iii) authenticate, execute on behalf of such Holder and deliver a Stripped Units Certificate executed by TECO to the Holder in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Normal Units.

                  Holders who elect to separate the Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, from the related Purchase Contract and to substitute Treasury Securities for such Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and TECO shall not be responsible for any such fees or expenses.

                  Holders may make Collateral Substitutions (i) if Treasury Securities are being substituted for Pledged Trust Preferred Securities, only in integral multiples of 40 Normal Units, or (ii) if the Collateral Substitutions occur after the Remarketing Date or any Subsequent Remarketing Date or a Special Event Redemption, as the case may be, only in integral multiples of Normal Units such that the Treasury Securities to be deposited and the Treasury Consideration to be released are in integral multiples of $1,000.

                  In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Normal Units or fails to deliver a Normal Units Certificate to the Purchase Contract Agent after depositing Treasury Securities with the Collateral Agent, the Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, constituting a part of such Normal Units, and any distributions on such Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Normal Units are so transferred or the Normal Units Certificate is so delivered, as the case may be, or, with respect to a Normal Units Certificate, such Holder provides evidence satisfactory to TECO and the Purchase Contract Agent that such Normal Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and TECO.

                  Except as described in this Section 3.13, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Unit in respect of the Trust Preferred Security or the appropriate Treasury Consideration, as the case may be, and the Purchase Contract comprising such Normal Unit may be acquired, and may be transferred and exchanged, only as a Normal Unit.

                  Section 3.14. Reestablishment of Normal Units. A Holder of Stripped Units may reestablish Normal Units at any time from and after the date of this Agreement and on or before the second Business Day immediately preceding the Purchase Contract Settlement Date, if a Special Event Redemption has not occurred, by (a) depositing with the Collateral Agent the Trust Preferred Securities or the appropriate Treasury Consideration (and identified by reference to the Treasury Consideration then comprising Normal Units), as the case may be, then comprising such number of Normal Units as is equal to such Stripped Units and (b) transferring such Stripped Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Trust Preferred Securities or the appropriate Treasury Consideration, as the case may be, to the Collateral Agent and requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Pledged Treasury Securities underlying such Stripped Unit, whereupon the Purchase Contract Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not reestablish Normal Units during the periods beginning on the fourth Business Day prior to the Remarketing Date or any Subsequent Remarketing Date, as the case may be, and ending on the expiration of the third Business Day following such dates. Upon receipt of the Trust Preferred Securities or the appropriate Treasury Consideration, as the case may be, described in clause (a) above and the instruction described in clause (b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Purchase Contract Agent, on behalf of the Holder, such Pledged Treasury Securities from the Pledge, free and clear of TECO's security interest therein, and upon receipt thereof the Purchase Contract Agent shall promptly:

                  (i)      cancel the related Stripped Units;

                  (ii) transfer the Pledged Treasury Securities to the Holder; and

                  (iii) authenticate, execute on behalf of such Holder and deliver a Normal Units Certificate executed by TECO to the Holder in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Stripped Units.

                  Holders of Stripped Units may reestablish Normal Units (i) only in integral multiples of 40 Stripped Units for 40 Normal Units or (ii) if the reestablishment occurs after the Remarketing Date, any Subsequent Remarketing Date or a Special Event Redemption, only in integral multiples of Stripped Units such that the Treasury Consideration to be deposited and the Treasury Securities to be released are in integral multiples of $1,000.

                  Except as provided in this Section 3.14, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Treasury Security and Purchase Contract comprising such Stripped Unit may be acquired, and may be transferred and exchanged, only as a Stripped Unit.

                  Section 3.15. Transfer of Collateral upon Occurrence of Termination Event. Upon the occurrence of a Termination Event and the transfer to the Purchase Contract Agent of the Trust Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, underlying the Normal Units and the Stripped Units pursuant to the terms of the Pledge Agreement, the Purchase Contract Agent shall request transfer instructions with respect to such Trust Preferred Securities or the appropriate Treasury Consideration or Treasury Securities, as the case may be, from each Holder by written request mailed to such Holder at its address as it appears in the Normal Units Register or the Stripped Units Register, as the case may be. Upon book-entry transfer of the Normal Units or Stripped Units or delivery of a Normal Units Certificate or Stripped Units Certificate to the Purchase Contract Agent with such transfer instructions, the Purchase Contract Agent shall transfer the Trust Preferred Securities, the appropriate Treasury Consideration or Treasury Securities, as the case may be, underlying such Normal Units or Stripped Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Normal Units or Stripped Units fails to effect such transfer or delivery, the Trust Preferred

Securities, the appropriate Treasury Consideration or Treasury Securities, as the case may be, underlying such Normal Units or Stripped Units, as the case may be, and any distributions thereon, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Normal Units or Stripped Units are transferred or the Normal Units Certificate or Stripped Units Certificate is surrendered or such Holder provides satisfactory evidence that such Normal Units Certificate or Stripped Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and TECO.

                  Section 3.16. No Consent to Assumption. Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by TECO, any receiver, liquidator or person or entity performing similar functions or its trustee in the event that TECO becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

                  Section 3.17. CUSIP Numbers. The Company in issuing the Units may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Units or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Units, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE IV

                         THE TRUST PREFERRED SECURITIES

                  Section 4.1. Payment of Distribution; Rights to Distributions Preserved; Notice. A distribution on any Trust Preferred Security or a payment on any Treasury Consideration, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Purchase Contract Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Units Certificates) of which such Trust Preferred Security or the appropriate Treasury Consideration, as the case may be, is a part is registered at the close of business on the Record Date for such Payment Date.

                  Each Normal Units Certificate evidencing Trust Preferred Securities delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Normal Units Certificate shall carry the rights to distributions accumulated and unpaid, and to accumulate distributions, which were carried by the Trust Preferred Securities underlying such other Normal Units Certificate.

                  In the case of any Normal Unit with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, or with respect to which Merger Early Settlement of the underlying Purchase Contract is effected on a Merger Early

Settlement Date, or with respect to which a Collateral Substitution is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, distributions on the Trust Preferred Security or payments on the appropriate Treasury Consideration, as the case may be, underlying such Normal Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, Merger Early Settlement or Collateral Substitution, as the case may be, and such distributions shall, subject to receipt thereof by the Purchase Contract Agent, be payable to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Unit Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Normal Unit with respect to which Early Settlement or Merger Early Settlement of the underlying Purchase Contract is effected, or with respect to which a Collateral Substitution has been effected, distributions on the related Trust Preferred Securities or payments on the appropriate Treasury Consideration, as the case may be, that would otherwise be payable after the applicable Settlement Date or after such Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Normal Unit; provided, that to the extent that such Holder continues to hold the separated Trust Preferred Securities that formerly comprised a part of such Holder's Normal Units, such Holder shall be entitled to receive the distributions on such separated Trust Preferred Securities.

                  Section 4.2. Notice and Voting. Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Trust Preferred Securities but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Trust Preferred Securities are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Trust Preferred Securities, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the Holders of Normal Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Trust Preferred Securities entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Pledged Trust Preferred Securities underlying their Normal Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Normal Units on such record date, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Trust Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Normal Unit, the Purchase Contract Agent shall abstain from voting the Pledged Trust Preferred Security underlying such Normal Unit. TECO hereby agrees, if applicable, to solicit Holders of Normal Units to timely instruct the Purchase Contract Agent in order to enable the Purchase Contract Agent to vote such Pledged Trust Preferred Securities.

                  Section 4.3. Distribution of LLC Preferred Securities or Notes. (a) Upon a dissolution of the Trust in accordance with the Trust Agreement, the Liquidation Distribution shall be delivered to the Collateral Agent in exchange for the Pledged Trust Preferred Securities. Thereafter, the applicable part of the Liquidation Distribution will be substituted for the Pledged Trust Preferred Securities, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligations of each Holder of Normal Units to purchase the Common Stock of TECO under the Purchase Contracts constituting a part of such Normal Units. The remaining portion of the Liquidation Distribution shall be distributed to the Holders of Separate Trust Preferred Securities (as defined in the Pledge Agreement). Following a dissolution of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Liquidation Distribution as the Holders and the Collateral Agent had in respect of the Pledged Trust Preferred Securities as provided in Articles II, III, IV, V and VI of the Pledge Agreement, and, unless the context otherwise requires, (i) if the LLC shall not have been dissolved, liquidated or terminated, any reference herein to the Trust Preferred Securities (or Pledged Trust Preferred Securities) and the Trust shall be deemed to be a reference to the LLC Preferred Securities comprising the Liquidation Distribution and the LLC, respectively, and (ii) if the Trust and the LLC shall have been dissolved, liquidated or terminated, any reference herein to the Trust Preferred Securities (or Pledged Trust Preferred Securities) shall be deemed to be a reference to the Notes comprising the Liquidation Distribution. TECO may cause to be made in any Normal Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the liquidation of the Trust and the substitution of LLC Preferred Securities or Notes, as the case may be, for Trust Preferred Securities as Collateral.

                  (b) Upon the occurrence of a Special Event Redemption prior to the Purchase Contract Settlement Date, the Redemption Price payable on the Special Event Redemption Date with respect to the Applicable Principal Amount shall be deposited in the Collateral Account in exchange for the Pledged Trust Preferred Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent shall cause the Securities Intermediary to apply an amount equal to the Redemption Amount of such Redemption Price to purchase on behalf of the Holders of Normal Units the Treasury Portfolio and promptly remit the remaining portion of such Redemption Price, if any, to the Agent for payment to the Holders of such Normal Units. The Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio will be substituted as Collateral for the Pledged Trust Preferred Securities, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of Normal Units to purchase the Common Stock of TECO under the Purchase Contract constituting a part of such Normal Units. The Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio shall be transferred by the Securities Intermediary to the Purchase Contract Agent, free and clear of any lien, pledge or security interest created by the Pledge Agreement. Following the occurrence of a Special Event Redemption prior to the Purchase Contract Settlement Date, the Holders of Normal Units and the Collateral Agent shall have such security interest rights and obligations with respect to the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio as the Holders of Normal Units and the Collateral Agent had in respect of the Trust Preferred Securities, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V and VI of the Pledge Agreement, and any reference herein to Trust Preferred Securities shall be deemed to be reference to such Treasury Portfolio. TECO may cause to be made in any Normal Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the liquidation of the Trust and the substitution of the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio for Treasury Securities or Trust Preferred Securities as Collateral. If a Special Event Redemption occurs after the Purchase Contract Settlement Date, the Treasury Portfolio will not be purchased and the proceeds applicable to the Trust Preferred Securities will be distributed to the Purchase Contract Agent for payment to the holders of the Trust Preferred Securities. If a Special Event Redemption occurs, Holders of Separate Trust Preferred Securities will directly receive proceeds from the redemption of the LLC Preferred Securities and/or the Notes, as appropriate.

                                    ARTICLE V

                     THE PURCHASE CONTRACTS; THE REMARKETING

                  Section 5.1. Purchase of Shares of Common Stock. Each Purchase Contract shall, unless an Early Settlement has occurred in accordance with
Section 5.7, or a Merger Early Settlement has occurred in accordance with
Section 5.8, obligate the Holder of the related Unit to purchase, and TECO to sell, on the Purchase Contract Settlement Date at a price equal to $25 (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $30.10 (the "Threshold Appreciation Price"), 0.8305 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $26.29, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount of the related Unit divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $26.29, 0.9509 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in Section 5.4 (and in each case rounded upward or downward to the nearest 1/10,000th of a share). As provided in Section 5.10, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

                  The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

                  The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by TECO.

                  A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

                  Each Holder of a Unit, by its acceptance thereof, irrevocably authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, and consents to the provisions hereof, irrevocably authorizes the Purchase Contract Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Trust Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Unit under the Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of a Unit, by its acceptance thereof, further covenants and agrees, that, to the extent and in the manner provided in Section 5.2 and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Trust Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Purchase Contract Settlement Date by the Collateral Agent to TECO in satisfaction of such Holder's obligations under such Purchase Contract.

                  Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) under the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement, and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificates so transferred and the Pledge Agreement. TECO covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

                  Section 5.2. Payment of Purchase Price; Remarketing. (a) Unless a Special Event Redemption or a Termination Event has occurred or a Holder of a Unit has settled the underlying Purchase Contract through an Early Settlement pursuant to Section 5.7 or a Merger Early Settlement pursuant to
Section 5.8, the settlement of the Purchase Contract underlying a Unit will be made in accordance with this Section 5.2.

                  (b) (i) TECO shall engage a nationally recognized investment bank to act as Remarketing Agent (the "Remarketing Agent") pursuant to the Remarketing Agreement (substantially in the form attached hereto as Exhibit E, with such changes and modifications as the parties thereto agree on) to sell the Trust Preferred Securities of Holders of Normal Units, other than Holders that have elected not to participate in the remarketing pursuant to (iv) below, and holders of Separate Trust Preferred Securities that have elected to participate in the remarketing pursuant to Section 4.5(c) of the Pledge Agreement. On the seventh Business Day prior to October 15, 2004, the Purchase Contract Agent shall give Holders of Normal Units and holders of Separate Trust Preferred Securities notice of remarketing in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal, including the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such Treasury security or securities) described in clause (iv) below, that must be delivered by Holders of Normal Units that elect not to participate in the remarketing pursuant to (iv) below, no later than 10:00 a.m. on the fourth Business Day immediately preceding the Remarketing Date. The Purchase Contract Agent shall notify, by 3:00 p.m., New York City time, on the third Business Day immediately preceding the Remarketing Date, the Remarketing Agent and the Collateral Agent of the aggregate number of Trust Preferred Securities of Normal Unit Holders to be remarketed. On the third Business Day immediately preceding the Remarketing Date, no later than by 3:00 p.m. New York City time, pursuant to the terms of the Pledge Agreement, the Custodial Agent will notify the Remarketing Agent of the aggregate number of Separate Trust Preferred Securities to be remarketed. No later than 10:00 a.m., New York City time, on the first Business Day immediately preceding the Remarketing Date, the Collateral Agent and the Custodial Agent, pursuant to the terms of the Pledge Agreement, will deliver for remarketing to the Remarketing Agent all Trust Preferred Securities to be remarketed. Upon receipt of such notice from the Purchase Contract Agent and the Custodial Agent and such Trust Preferred Securities from the Collateral Agent and the Custodial Agent, the Remarketing Agent will, use its commercially reasonable best efforts to sell such Trust Preferred Securities on such date at a price equal to at least 100.25% of the Remarketing Value. The Remarketing Agent will use the proceeds from a successful remarketing to purchase the appropriate U.S. Treasury securities (the "Agent-Purchased Treasury Consideration") with the CUSIP numbers, if any, selected by the Remarketing Agent, described in clauses (i)(1) and (ii)(1) of the definition of Remarketing Value related to the Trust Preferred Securities of Holders of Normal Units that were remarketed. On or prior to the third Business Day following the Remarketing Date, the Remarketing Agent shall deliver such Agent-Purchased Treasury Consideration to the Purchase Contract Agent, which shall thereupon deliver such Agent-Purchased Treasury Consideration to the Collateral Agent. The Collateral Agent, for the benefit of TECO, will thereupon apply such Agent-Purchased Treasury Consideration, in accordance with the Pledge Agreement, to secure such Holders' obligations under the Purchase Contracts. The Remarketing Agent will deduct as a Remarketing Fee for itself an amount not exceeding 25 basis points (0.25%) of the total proceeds from the remarketing. The Remarketing Agent will remit (1) the portion of the proceeds from the remarketing attributable to the Separate Trust Preferred Securities to the holders of Separate Trust Preferred Securities that were remarketed and (2) the remaining portion of the proceeds, less those proceeds used to purchase the Agent-Purchased Treasury Consideration, to the Purchase Contract Agent for the benefit of the Holders of the Normal Units that were remarketed, all determined on a pro rata basis, in each case, on or prior to the third Business Day following the Remarketing Date. Holders whose Trust Preferred Securities are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith.

                  The "Remarketing Value" means the sum of (i) the value at the Remarketing Date or the Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the Quarterly Payment Date falling on the Purchase Contract Settlement Date, an amount of cash equal to the aggregate distributions that are scheduled to be payable on that Quarterly Payment Date, on (1) the Trust Preferred Securities that are included in Normal Units and (2) the Separate Trust Preferred Securities, in each case, which are participating in the remarketing, assuming for that purpose that (x) no distribution payment on the Trust Preferred Securities will then have been deferred and (y) the distribution rate on the Trust Preferred Securities is equal to the Coupon Rate, (ii) the value at the Remarketing Date or the Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the

Purchase Contract Settlement Date, an amount of cash equal to the Stated Amount of (1) such Trust Preferred Securities that are included in Normal Units and (2) the Separate Trust Preferred Securities, in each case, which are participating in the remarketing, and (iii) Contract Adjustment Payments or if distribution payments on the Trust Preferred Securities are then being deferred, the amount equal to such deferred Contract Adjustment Payments or the aggregate unpaid distribution payments on (1) the Trust Preferred Securities that are included in Normal Units and (2) the Separate Trust Preferred Securities, in each case, which are participating in the remarketing accumulated to the third Business Day following the Remarketing Date or the Subsequent Remarketing Date, as the case may be; provided that for purposes of clauses (i) and (ii), above, the Remarketing Value shall be calculated on the assumptions that (x) the U.S. Treasury securities are highly liquid and mature on or within 35 days prior to the Purchase Contract Settlement Date, as determined in good faith by the Remarketing Agent in a manner intended to minimize the Remarketing Value, and
(y) the U.S. Treasury securities are valued based on the ask-side price of the Treasury securities at a time between 9:00 a.m. and 11:00 a.m., New York City time, selected by the Remarketing Agent, on the Remarketing Date or Subsequent Remarketing Date, as the case may be, as determined on a third-day settlement basis by a reasonable and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date.

                  (ii) If, in spite of using its reasonable best efforts, the Remarketing Agent cannot remarket the Trust Preferred Securities included in the remarketing at a price equal to at least 100.25% of the Remarketing Value, the remarketing will be deemed to have failed (a "Failed Remarketing"). If a Failed Remarketing occurs, within three Business Days following the Remarketing Date, the Remarketing Agent shall return any Trust Preferred Securities delivered to it to the Collateral Agent and the Custodial Agent, as applicable. The Remarketing Agent may make one or more attempts to remarket the Trust Preferred Securities in accordance with the procedures set forth in this Section 5.2(b) and the Remarketing Agreement, provided that (i) the notice of any Subsequent Remarketing cannot be given until the Failed Remarketing notice (referred to below) has been published in respect of any immediately preceding Failed Remarketing and (ii) the settlement date in respect of any Subsequent Remarketing must fall no later than on the Business Day immediately preceding the Purchase Contract Settlement Date. If by the Purchase Contract Settlement Date the Remarketing Agent has failed to remarket the Trust Preferred Securities at 100.25% of the Remarketing Value, in accordance with the terms of the Pledge Agreement, the Collateral Agent, for the benefit of TECO, may exercise its rights as a secured party with respect to such Trust Preferred Securities, including those actions specified in (b) (iii) below; provided that if upon a Failed Remarketing, the Collateral Agent exercises such rights for the benefit of TECO with respect to such Trust Preferred Securities, any accumulated and unpaid distributions on such Trust Preferred Securities will become payable by TECO to the Purchase Contract Agent for payment to the Holders of the Normal Units to which such Trust Preferred Securities relates. Such payment will be made by TECO on or prior to 11:00 a.m., New York City time, on the Purchase Contract Settlement Date in lawful money of the United States by certified or cashiers' check or wire transfer in immediately available funds payable to or upon the order of the Purchase Contract Agent. TECO will cause a notice of any Failed Remarketing to be published on the second Business Day following the Remarketing Date and any Subsequent Remarketing Date, as the case may be, in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal.

                  (iii) With respect to any Trust Preferred Securities which constitute part of Normal Units which are subject to a Failed Remarketing, the Collateral Agent for the benefit of TECO reserves all of its rights as a secured party with respect thereto and, subject to applicable law and paragraph (e) below, may, among other things, (x) retain such Trust Preferred Securities in full satisfaction of the Holders' obligations under the Purchase Contracts or
(y) sell such Trust Preferred Securities in one or more public or private sales.

                  (iv) A Holder of Normal Units may elect not to participate in the remarketing and retain the Trust Preferred Securities underlying such Units by notifying the Purchase Contract Agent of such election and delivering the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such security or securities) identified by the Purchase Contract Agent that constitute the U.S. Treasury securities described in clauses (i) and (ii) of the definition of Remarketing Value relating to the retained Trust Preferred Securities (as if only such Trust Preferred Securities were being remarketed) ("Opt-Out Treasury Consideration") to the Purchase Contract Agent not later than 10:00 a.m. on the fourth Business Day prior to the Remarketing Date (or, in the case of a Failed Remarketing, not later than 10:00 a.m. on the fourth Business Day immediately prior to the Subsequent Remarketing
Date). Upon receipt thereof by the Purchase Contract Agent, the Purchase Contract Agent shall deliver such Opt-Out Treasury Consideration to the Collateral Agent, which will, for the benefit of TECO, thereupon apply such Opt-Out Treasury Consideration to secure such Holder's obligations under the Purchase Contracts. On the first Business Day immediately preceding the Remarketing Date, the Collateral Agent, pursuant to the terms of the Pledge Agreement, will deliver the Pledged Trust Preferred Securities of such Holder to the Purchase Contract Agent. Within three Business Days following the Remarketing Date, (i) if the remarketing was successful, the Purchase Contract Agent shall distribute such Trust Preferred Securities to the Holders thereof, and (ii) if there was a Failed Remarketing on such date, the Purchase Contract Agent will deliver such Trust Preferred Securities to the Collateral Agent, which will, for the benefit of TECO, thereupon apply such Trust Preferred Securities to secure such Holders' obligations under the Purchase Contract and return the Opt-Out Treasury Consideration delivered by such Holders to such Holders. A Holder that does not so deliver the Opt-Out Treasury Consideration pursuant to this clause (iv) shall be deemed to have elected to participate in the remarketing.

                  (c) Upon the maturity of the Pledged Treasury Securities underlying the Stripped Units and the Pledged Treasury Consideration underlying the Normal Units, on the Purchase Contract Settlement Date, the Collateral Agent shall remit to TECO an amount equal to the aggregate Purchase Price applicable to such Units, as payment for the Common Stock issuable upon settlement thereof without receiving any instructions from the Holders of such Units. In the event the payments in respect of the Pledged Treasury Securities or the Pledged Treasury Consideration underlying a Unit are in excess of the Purchase Price of the Purchase Contract being settled thereby, the Collateral Agent will distribute such excess to the Purchase Contract Agent for the benefit of the Holder of such Unit when received.

                  (d) Any distribution to Holders of excess funds and interest described in paragraphs (b) and (c) above shall be payable at the office of the Purchase Contract Agent in The City of New York maintained for that purpose or, at the option of the Holder or the holder of separate Trust Preferred Securities, as applicable, by check mailed to the address of the Person entitled thereto at such address as it appears on the Register or by wire transfer to an account specified by the Holder or the holder of Separate Trust Preferred Securities, as applicable.

                  (e) The obligations of each Holder to pay the Purchase Price are non-recourse obligations and except to the extent paid by Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between such payments and the Purchase Price.

                  (f) Notwithstanding anything to the contrary herein, TECO shall not be obligated to issue any Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder of the related Unit unless TECO shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder by such Holder in the manner herein set forth.

                  Section 5.3. Issuance of Shares of Common Stock. (a) Unless a Termination Event shall have occurred on or prior to the Purchase Contract Settlement Date or an Early Settlement or a Merger Early Settlement shall have occurred, on the Purchase Contract Settlement Date, upon its receipt of payment in full of the Purchase Price for the shares of Common Stock purchased by the Holders pursuant to the foregoing provisions of this Article and subject to
Section 5.4(b), TECO shall issue and deposit with the Purchase Contract Agent, for the benefit of the Holders of the Outstanding Securities, one or more certificates representing the newly issued shares of Common Stock registered in the name of the Purchase Contract Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Purchase Contract Settlement Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Purchase Contract Agent on or after the Purchase Contract Settlement Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Units then held by such Holder) together with cash in lieu of fractional shares as provided in
Section 5.10 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Purchase Contract Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of such Certificate or has established to the satisfaction of TECO that such tax either has been paid or is not payable.

                  (b) Prior to the date on which shares of Common Stock are issued in settlement of Purchase Contracts, the Common Stock underlying the related Purchase Contracts will not be deemed to be outstanding for any purpose and each Holder will have no rights with respect to the Common Stock, including voting rights, rights to respond to tender offers and rights to receive any dividends or other distributions on the Common Stock, by virtue of holding the Purchase Contract.

                  Section 5.4. Adjustment of Settlement Rate.

                  (a)      Adjustments for Dividends, Distributions, Stock
Splits, Etc.

                  (1) In case TECO shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate, as in effect at the opening of business on the Business Day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at the time outstanding shall not include shares held in the treasury of TECO but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. TECO will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of TECO.

                  (2) In case TECO shall issue rights, options or warrants to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Units upon settlement of the Purchase Contracts underlying such Units) entitling them, for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment plan), the Settlement Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the later of the day following the date fixed for such determination and the date upon which such rights, options or warrants are first exercisable. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of TECO but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. TECO shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of TECO. To the extent shares of Common Stock are not delivered pursuant to exercise of such rights, options or warrants, upon the expiration or termination of such rights, options or warrants, the Settlement Rate shall be readjusted to the Settlement Rate that would then be in effect had the adjustments made upon issuance and exercisability of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (3) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                  (4) (i) In case TECO shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid exclusively in cash, any distribution of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of a Spin-Off referred to in clause (ii) of this paragraph and any dividend or distribution referred to in paragraph (1) of this Section), the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section shall not be applicable.

                           (ii) In the case of a Spin-Off, the Settlement Rate in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased by multiplying the Settlement Rate by a fraction, the numerator of which is the Current Market Price per share of the Common Stock plus the Fair Market Value of the portion of those shares of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock and the denominator of which is the Current Market Price per share of the Common Stock. Any adjustment to the settlement rate under this paragraph 4(ii) will be determined at the earlier of (1) the tenth Trading Day from, and including, the effective date of the Spin-Off and
         (2) the date of the Initial Public Offering of the securities subject of the Spin-Off, if that Initial Public Offering is effected simultaneously with the Spin-Off, and shall be given retroactive effect to the opening of business on the day following the date fixed for determination of stockholders entitled to receive the Spin-Off Distribution.

                  (5) In case TECO shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights, options or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (1) of this Section), the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Purchase Contract Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock, such adjustment to become effective (A) immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution but (B) in any event, if such evidence of indebtedness or assets is a right, option or warrant not of the type described in paragraph (2) of this Section, not earlier than the exercisability of such right, option or warrant. If such right, option or warrant is subject to events subsequent to its issuance, upon the occurrence of which such right, option or warrant shall become exercisable to purchase different evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right, option or warrant (and a termination or expiration of the existing right, option or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Settlement Rate under this paragraph (5), (x) in the case of any such rights, options or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Settlement Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and
         (y) in the case of such rights, options or warrants all of which shall have expired or been terminated without exercise, the Settlement Rate shall be readjusted as if such rights, options and warrants had never been issued. In any case in which this paragraph (5) is applicable, paragraph (2) of this Section shall not be applicable.

                  (6) In case TECO shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.4(b) applies or as part of a distribution referred to in paragraph (5) of this Section) in an aggregate amount that, combined together with (i) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (6) or paragraph (7) of this Section has been made and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender or exchange offer by TECO or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (6) or paragraph (7) of this Section has been made, exceeds 12.5% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution multiplied by the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in clauses
         (i) and (ii) above divided by (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on such date for determination.

                  (7) In case a tender or exchange offer made by TECO or any subsidiary of TECO for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (i) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by TECO or any subsidiary of TECO for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (6) of this Section or this paragraph (7) has been made and
         (ii) the aggregate amount of any distributions to all holders of TECO's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (6) of this Section or this paragraph (7) has been made, exceeds 12.5% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (x) the product of (A) the Current Market Price per share of the Common Stock on the date of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (i) and (ii) above (assuming in the case of clause (i) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (ii) the denominator of which shall be equal to the product of (x) the Current Market Price per share of the Common Stock as of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

                  (8) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.4(b) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (5) of this Section), and (ii) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

                  (9) The "Current Market Price" per share of Common Stock means (a) on any day, the average of the daily Closing Prices for the 5 consecutive Trading Days selected by TECO commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation, (b) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the Sale Price of the Common Stock on the Trading Day on which the initial public offering price of the securities being distributed in the Spin-Off is determined, and (c) in the case of any other Spin-Off, the average of the Sale Prices of the Common Stock over the first 10 Trading Days after the effective date of such Spin-Off. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

                  (10) All adjustments to the Settlement Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph (1),
         (2), (3), (4), (5), (6), (7), (8) or (10) of this Section 5.4(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (a), (b) or (c) of the definition of Settlement Rate in Section 5.1 will apply on the Purchase Contract Settlement Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction, the numerator of which shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7), (8) or (10) of this
         Section 5.4(a) and the denominator of which shall be the Settlement Rate immediately before such adjustment; provided, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2),
         (3), (4), (5), (7), (8) or (10) of this Section 5.4(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

                  (11) TECO may make such increases in the Settlement Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

                  (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

                  In the event of (i) any consolidation or merger of TECO with or into another Person (other than a merger or consolidation in which TECO is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of TECO or another corporation), (ii) any sale, transfer, lease or conveyance to another Person of the property of TECO as an entirety or substantially as an entirety, (iii) any statutory exchange of securities of TECO with another Person (other than in connection with a merger or acquisition) or (iv) any liquidation, dissolution or winding up of TECO other than as a result of or after the occurrence of a Termination Event (any such event, a

         "Reorganization Event") each share of Common Stock covered by each Purchase Contract forming a part of a Unit immediately prior to such Reorganization Event shall, after such Reorganization Event, be converted for purposes of the Purchase Contract into the kind and amount of securities, cash and other property receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Stock Purchase Date) per share of Common Stock by a holder of Common Stock that (i) is not a Person with which TECO consolidated or into which TECO merged or which merged into TECO or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of TECO and non-Affiliates, and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). On the Stock Purchase Date, the Settlement Rate then in effect will be applied to the value on the Stock Purchase Date of such securities, cash or other property. TECO covenants to and agrees with the Holders that it shall not cause or permit to occur any Reorganization Event and no Reorganization Event shall become effective unless and until the Person formed by such consolidation, merger, or exchange or the Person which acquires the assets of TECO or, in the event of a liquidation or dissolution of TECO, TECO or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holder of each Outstanding Unit shall have the rights provided by this Section
         5.4. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

                  Section 5.5. Notice of Adjustments and Certain Other Events.

                  Whenever the Settlement Rate is adjusted as herein provided, TECO shall:

                  (i) forthwith compute the Settlement Rate in accordance with Section 5.4 and prepare and transmit to the Purchase Contract Agent an Officer's Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                  (ii) within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to
         Section 5.4 (or if TECO is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

                  (b) The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Purchase Contract Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Purchase Contract Agent makes no representation with respect thereto. The Purchase Contract Agent shall not be responsible for any failure of TECO to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of TECO contained in this Article.

                  Section 5.6. Termination Event; Notice. The Purchase Contracts and all obligations and rights of TECO and the Holders thereunder, including, without limitation, the rights of the Holders to receive, and the obligations of TECO to pay, Contract Adjustment Payments and the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or TECO, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Normal Units shall thereafter represent the right to receive the Trust Preferred Securities or the appropriate Treasury Consideration, as the case may be, forming a part of such Normal Units, and the Stripped Units shall thereafter represent the right to receive the Treasury Securities forming a part of such Stripped Units, in each case in accordance with the provisions of Section 4.3 of the Pledge Agreement. Upon the occurrence of a Termination Event, TECO shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

                  Section 5.7. Early Settlement. (a) Subject to and upon compliance with the provisions of this Section 5.7, Purchase Contracts underlying Units having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof, may, at the option of the Holder thereof, be settled early ("Early Settlement") (unless a Special Event Redemption has occurred) on or prior to the seventh Business Day immediately preceding the Remarketing Date or any Subsequent Remarketing Date; and if either the Normal Units have been converted into Stripped Units or if a Special Event Redemption has occurred and the Treasury Portfolio has become a component of the Normal Units, Purchase Contracts underlying Normal Units may be settled early on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, but only in an aggregate amount of $1,000 or in an integral multiple thereof. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing the related Units shall deliver such Certificate to the Purchase Contract Agent at the Corporate Trust office duly endorsed for transfer to TECO or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to TECO in immediately available funds in an amount (the

"Early Settlement Amount") equal to (i) the product of (x) the Stated Amount of such Units times (y) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, with no payment by TECO or adjustment of the Early Settlement Amount to be made upon Early Settlement of any Purchase Contract on account of any Contract Adjustment Payments accrued on such Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement, plus (ii), if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

                  If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Unit at or prior to 5:00 p.m., New York City time, on a Business Day, such day shall be the "Early Settlement Date" with respect to such Unit and if such requirements are first satisfied after 5:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Units shall be the next succeeding Business Day.

                  (b) Upon Early Settlement of any Purchase Contract by the Holder of the related Units, TECO shall issue, and the Holder shall be entitled to receive, 0.8305 shares of Common Stock on account of such Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted. As promptly as practicable after Early Settlement of Purchase Contracts in accordance with the provisions of this Section 5.7, TECO shall issue and shall deliver to the Purchase Contract Agent at the Corporate Trust Office a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

                  (c) No later than the third Business Day after the applicable Early Settlement Date, TECO shall cause (i) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, and (ii) the related Pledged Trust Preferred Securities or Pledged Treasury Consideration, in the case of Normal Units, or the related Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Purchase Contract Agent for delivery to the Holder thereof or the Holder's designee.

                  (d) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from TECO and the Pledged Trust Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Purchase Contract Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Trust Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

                  (e) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Early Settlement TECO shall execute and the Purchase Contract Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of TECO, a Certificate evidencing the Units as to which Early Settlement was not effected.

                  Section 5.8. Early Settlement Upon Merger. (a) In the event of a merger or consolidation of TECO of the type described in clause (i) of Section 5.4(b) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then TECO (or the successor to TECO hereunder) shall be required to offer the Holder of each Unit the right to settle the Purchase Contract underlying such Unit prior to the Purchase Contract Settlement Date ("Merger Early Settlement") as provided herein. On or before the fifth Business Day after the consummation of a Cash Merger, TECO or, at the request and expense of TECO, the Purchase Contract Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. TECO shall also deliver a copy of such notice to the Purchase Contract Agent and the Collateral Agent.

                  Each such notice shall contain:

                  (i) the date, which shall be not less than 20 nor more than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date");

                  (ii) the date, which shall be three Business Days prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised;

                  (iii) the Settlement Rate in effect as a result of such Cash Merger and the kind and amount of securities, cash and other property receivable by the Holder upon settlement of each Purchase Contract pursuant to Section 5.4(b);

                  (iv) a statement to the effect that all or a portion of the Purchase Price payable by the Holder to settle the Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable; and

                  (v) the instructions a Holder must follow to exercise the Merger Early Settlement right.

                  (b) To exercise a Merger Early Settlement right, a Holder shall deliver to the Purchase Contract Agent at the Corporate Trust Office three Business Days before the Merger Early Settlement Date, at 5:00 p.m., New York City time the Certificate(s) evidencing the Units with respect to which the Merger Early Settlement right is being exercised duly endorsed for transfer to TECO or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to TECO in immediately available funds in an amount equal to the Early Settlement Amount less the amount of cash that otherwise would be deliverable by TECO or its successor upon settlement of the Purchase Contract in lieu of Common Stock pursuant to Section 5.4(b) and as described in the notice to Holders (the "Merger Early Settlement Amount").

                  (c) On the Merger Early Settlement Date TECO shall deliver or cause to be delivered (i) the net cash, securities and other property to be received by such exercising Holder, equal to the Settlement Rate as adjusted pursuant to Section 5.4, in respect of the number of Purchase Contracts for which such Merger Early Settlement right was exercised, and (ii) the related Pledged Trust Preferred Securities or Pledged Treasury Consideration, in the case of Normal Units, or Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Purchase Contract Agent for delivery to the Holder thereof or its designee. In the event a Merger Early Settlement right shall be exercised by a Holder in accordance with the terms hereof, all references herein to Purchase Contract Settlement Date shall be deemed to refer to such Merger Early Settlement Date.

                  (d) Upon Merger Early Settlement of any Purchase Contracts, and subject to receipt of such net cash, securities or other property from TECO and the Pledged Trust Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Purchase Contract Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Trust Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

                  (e) In the event that Merger Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Merger Early Settlement TECO (or the successor to TECO hereunder) shall execute and the Purchase Contract Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of TECO, a Certificate evidencing the Units as to which Merger Early Settlement was not effected.

                  Section 5.9. Charges and Taxes. TECO will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, that TECO shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the Purchase Contract Agent, as custodian for such Holder, and TECO shall not be required to issue or deliver such share certificate or certificates unless and until the Person or Persons requesting the transfer or issuance thereof shall have paid to TECO the amount of such tax or shall have established to the satisfaction of TECO that such tax has been paid.

                  Section 5.10. No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Purchase Contract Settlement Date or upon Early Settlement or Merger Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of

Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the applicable Settlement Date or upon Early Settlement or Merger Early Settlement, TECO, through the Purchase Contract Agent, shall make a cash payment in respect of such fractional shares in an amount equal to the value of such fractional shares times the Applicable Market Value. TECO shall provide the Purchase Contract Agent from time to time with sufficient funds to permit the Purchase Contract Agent to make all cash payments required by this Section 5.10 in a timely manner.

                  Section 5.11. Contract Adjustment Payments. (a) TECO shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date next preceding such Payment Date in such currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts. The Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York maintained for that purpose or, at the option of TECO, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Normal Units Register or the Stripped Units Register. If any date on which Contract Adjustment Payments are to be made is not a Business Day, then payment of the Contract Adjustment Payments payable on such date will be made on the next day that is a Business Day (and without any interest in respect of any such delay), except that, if such Business Day is in the next calendar year, such payment will be made on the preceding Business Day.

                  Upon the occurrence of a Termination Event, TECO's obligation to pay Contract Adjustment Payments (including any accrued and deferred Contract Adjustment Payments) shall cease.

                  Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the reestablishment of Normal Unit Certificate) any other Certificate shall carry the right to accrued and unpaid Contract Adjustment Payments, and the right to accrue Contract Adjustment Payments, which rights were carried by the Purchase Contracts underlying such other Certificates.

                  Subject to Section 5.7, in the case of any Unit with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date that is after any Record Date and on or prior to the next succeeding Payment Date, Contract Adjustment Payments otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, and such Contract Adjustment Payments shall be paid to the Person in whose name the Certificate evidencing such Unit (or one or more Predecessor Certificates) is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Unit with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, Contract Adjustment Payments that would otherwise be payable after the Early Settlement Date with respect to such Purchase Contract shall not be payable.

                  (b) Provided no event of default under the Indenture has occurred and is continuing, Contract Adjustment Payments may be deferred, at the discretion of TECO, but in no event later than the Purchase Contract Settlement Date. Any Contract Adjustment Payments so deferred, shall be treated as additional Contract Adjustment Payments at the rate of 9.50% per annum and payable on the same basis as the Contract Adjustment Payments, compounded on each succeeding Payment Date until paid in full, provided that, except as otherwise expressly provided in the first sentence of the preceding paragraph, in the case of any Unit with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, the Holder will have no right to receive any accrued or deferred Contract Adjustment Payments. During any period when Contract Adjustment Payments are deferred, TECO may not declare or pay any dividend or distribution on its capital stock or redeem, repurchase, acquire or make a liquidation payment on any of its capital stock (other than (i) as a result of a reclassification of its capital stock or the exchange or conversion of one class or series of its capital stock for another class or series of its capital stock, (ii) any payment of a rights dividend in connection with the implementation of a shareholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (iii) purchases of its common stock related to the issuance of such stock under any of TECO's benefit plans for its directors, officers or employees, (iv) obligations under any dividend reinvestment plan or stock purchase plan of TECO, (v) the purchase of fractional interests in shares of its capital stock pursuant to the conversion or exchange provisions of such capital stock or security being converted or exchanged or (vi) dividends or distributions in its common stock).

                  (c) Nothing contained in this Section 5.11 or elsewhere in this Agreement or in the Units is intended to or shall impair, as among TECO, its creditors and the Holders, the obligation of TECO, which is absolute and unconditional, to pay to the Holders such Contract Adjustment Payments on the Units as and when the same shall become due and payable in accordance with their terms, nor shall anything herein or therein prevent the Purchase Contract Agent or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Agreement.

                                   ARTICLE VI

                                    REMEDIES

                  Section 6.1. Unconditional Right of Holders to Receive Contract Adjustment Payments and to Purchase Common Stock. The Holder of any Unit shall have the right, which is absolute and unconditional, (i) (subject to any required payment by such Holder of Contract Adjustment Payments pursuant to
Section 5.7(a)), to receive each Contract Adjustment Payment with respect to the Purchase Contract constituting a part of such Unit on the respective Payment Date for such Unit and (ii) to purchase Common Stock pursuant to the Purchase Contract constituting a part of such Unit and to institute suit for the enforcement of any such Contract Adjustment Payment and right to purchase Common Stock, and such rights shall not be impaired without the consent of such Holder.

                  Section 6.2. Restoration of Rights and Remedies. If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such

Holder, then and in every such case, subject to any determination in such proceeding, TECO and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

                  Section 6.3. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 6.4. Delay or Omission Not Waiver. No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

                  Section 6.5. Undertaking for Costs. All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Purchase Contract Agent for any action taken, suffered or omitted by it as Purchase Contract Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by TECO, to any suit instituted by the Purchase Contract Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of distributions on any Trust Preferred Securities or Contract Adjustment Payments on any Purchase Contract on or after the respective Payment Date therefor in respect of any Unit held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contract constituting part of any Unit held by such Holder.

                  Section 6.6. Waiver of Stay or Extension Laws. TECO covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and TECO (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                           THE PURCHASE CONTRACT AGENT

            Section 7.1. Certain Duties and Responsibilities. (a) (1) The Purchase Contract Agent undertakes to perform, with respect to the Units and Separate Trust Preferred Securities, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement, and no implied covenants or obligations shall be read into this Agreement against the Purchase Contract Agent; and

            (2) in the absence of bad faith, willful misconduct or negligence on its part, the Purchase Contract Agent may, with respect to the Units and Separate Trust Preferred Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Purchase Contract Agent and conforming to the requirements of this Agreement, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Purchase Contract Agent, the Purchase Contract Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

                        (b) No provision of this Agreement shall be construed to
            relieve the Purchase Contract Agent from liability for its own negligent action, its own negligent failure to act, its own bad faith, or its own willful misconduct, except that:

            (1) this paragraph shall not be construed to limit the effect of paragraph (a) of this Section;

            (2) the Purchase Contract Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Purchase Contract Agent was negligent in ascertaining the pertinent facts; and

            (3) no provision of this Agreement shall require the Purchase Contract Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if adequate indemnity is not provided to it.

                        (c) Whether or not therein expressly so provided, every
            provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Purchase Contract Agent shall be subject to the provisions of this Section.

                        (d) The Purchase Contract Agent is authorized to execute
            and deliver the Pledge Agreement in its capacity as Purchase Contract Agent.

            Section 7.2. Notice of Default. Within 30 days after the occurrence of any default by TECO hereunder of which a Responsible Officer of the Purchase Contract Agent has actual knowledge, the Purchase Contract Agent shall transmit by mail to TECO and the Holders of Units, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

            Section 7.3. Certain Rights of Purchase Contract Agent. Subject to the provisions of Section 7.1:

            (a) the Purchase Contract Agent may, in absence of bad faith, conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of TECO mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of TECO may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Agreement the Purchase Contract Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Purchase Contract Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate of TECO;

            (d) the Purchase Contract Agent may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Purchase Contract Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Purchase Contract Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Purchase Contract Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of TECO, personally or by agent or attorney;

            (f) the Purchase Contract Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate of the Purchase Contract Agent and the Purchase Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder;

            (g) the Purchase Contract Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (h) the Purchase Contract Agent shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Purchase Contract Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Purchase Contract Agent, and such notice references the Units and this Agreement;

            (i) the rights, privileges, protections, immunities and benefits given to the Purchase Contract Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Purchase Contract Agent in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

            (j) the Purchase Contract Agent may request that TECO deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

            Section 7.4. Not Responsible for Recitals or Issuance of Units. The recitals contained herein and in the Certificates shall be taken as the statements of TECO and the Purchase Contract Agent assumes no responsibility for their accuracy. The Purchase Contract Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Units, or of the Pledge Agreement or the Pledge. The Purchase Contract Agent shall not be accountable for the use or application by TECO of the proceeds in respect of the Purchase Contracts.

            Section 7.5. May Hold Units. Any Registrar or any other agent of TECO, or the Purchase Contract Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with TECO, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Purchase Contract Agent.

            Section 7.6. Money Held in Custody. Money held by the Purchase Contract Agent in custody hereunder need not be segregated from the Purchase Contract Agent's other funds except to the extent required by law or provided herein. The Purchase Contract Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with TECO.

            Section 7.7. Compensation and Reimbursement. TECO agrees:


            (1) to pay to the Purchase Contract Agent from time to time such compensation for all services rendered by it hereunder as shall from time to time be agreed upon by TECO and the Purchase Contract Agent;

            (2) except as otherwise expressly provided herein, to reimburse the Purchase Contract Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Purchase Contract Agent in accordance with any provision of this Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its Purchase Contract Agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

            (3) to indemnify the Purchase Contract Agent and any predecessor Purchase Contract Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim (whether asserted by TECO, or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            The provisions of this Section 7.7 shall survive the termination of this Agreement and the resignation or removal of the Purchaser Contract Agent.

            Section 7.8. Corporate Agent Required; Eligibility. There shall at all times be an Purchase Contract Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having a Corporate Trust Office in the Borough of Manhattan, The City of New York, if there be such a corporation, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Purchase Contract Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 7.9. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Purchase Contract Agent and no appointment of a successor Purchase Contract Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Purchase Contract Agent in accordance with the applicable requirements of
Section 7.10.

            (b) The Purchase Contract Agent may resign at any time by giving written notice thereof to TECO 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition (at the expense of the Company) any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

            (c) The Purchase Contract Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Securities delivered to the Purchase Contract Agent and TECO. If an instrument of acceptance by a successor Purchase Contract Agent shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of removal, the Trustee being removed may petition (at the expense of the Company) any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent with respect to the Units.

            (d) If at any time

            (1) the Purchase Contract Agent fails to comply with Section 310(b) of the TIA, as if the Purchase Contract Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by TECO or by any Holder who has been a bona fide Holder of a Unit for at least six months, or

            (2) the Purchase Contract Agent shall cease to be eligible under
      Section 7.8 and shall fail to resign after written request therefor by TECO or by any such Holder, or

            (3) the Purchase Contract Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Purchase Contract Agent or of its property shall be appointed or any public officer shall take charge or control of the Purchase Contract Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) TECO by a Board Resolution may remove the Purchase Contract Agent, or (y) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Purchase Contract Agent and the appointment of a successor Purchase Contract Agent.

            (e) If the Purchase Contract Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Purchase Contract Agent for any cause, TECO, by a Board Resolution, shall promptly appoint a successor Purchase Contract Agent and shall comply with the applicable requirements of Section 7.10. If no successor Purchase Contract Agent shall have been so appointed by TECO and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

            (f) TECO shall give, or shall cause such successor Purchase Contract Agent to give, notice of each resignation and each removal of the Purchase Contract Agent and each appointment of a successor Purchase Contract Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Purchase Contract Agent and the address of its Corporate Trust Office.

            Section 7.10. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Purchase Contract Agent, every such successor Purchase Contract Agent so appointed shall execute, acknowledge and deliver to TECO and to the retiring Purchase Contract Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Purchase Contract Agent shall become effective and such successor Purchase Contract Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Purchase Contract Agent;

but, on the request of TECO or the successor Purchase Contract Agent, such retiring Purchase Contract Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Purchase Contract Agent all the rights, powers and trusts of the retiring Purchase Contract Agent and shall duly assign, transfer and deliver to such successor Purchase Contract Agent all property and money held by such retiring Purchase Contract Agent hereunder.

            (b) Upon request of any such successor Purchase Contract Agent, TECO shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Purchase Contract Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

            (c) No successor Purchase Contract Agent shall accept its appointment unless at the time of such acceptance such successor Purchase Contract Agent shall be qualified and eligible under this Article.

            Section 7.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Purchase Contract Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Purchase Contract Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Purchase Contract Agent, shall be the successor of the Purchase Contract Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Purchase Contract Agent then in office, any successor by merger, conversion or consolidation to such Purchase Contract Agent shall adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Purchase Contract Agent had itself authenticated and executed such Units.

            Section 7.12. Preservation of Information; Communications to Holders. (a) The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Purchase Contract Agent in its capacity as Registrar.

            (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Purchase Contract Agent, and furnish to the Purchase Contract Agent reasonable proof that each such applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Purchase Contract Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Purchase Contract Agent of the materials to be mailed and of payment, or provision, in the absence of bad faith, satisfactory to the Purchase Contract Agent for the payment, of the reasonable expenses of such mailing.

            Section 7.13. No Obligations of Purchase Contract Agent. Except to the extent otherwise provided in this Agreement, the Purchase Contract Agent assumes no obligation and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Unit thereunder. TECO agrees, and each Holder of a Certificate, by such Holder's acceptance thereof, shall be deemed to have agreed, that the Purchase Contract Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Purchase Contract Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article Five.

            Section 7.14. Tax Compliance. (a) The Purchase Contract Agent, on its own behalf and on behalf of TECO, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns, such returns to be prepared by TECO, and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent, such filing and payment to be at the specific written direction of TECO.

            (b) The Purchase Contract Agent shall comply with any reasonable written direction timely received from TECO with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of Section 7.1(a)(2).

            (c) The Purchase Contract Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to TECO or its authorized representative within a reasonable period of time after receipt of such request.

                                  ARTICLE VIII

                             SUPPLEMENTAL AGREEMENTS

            Section 8.1. Supplemental Agreements without Consent of Holders. Without the consent of any Holders, TECO and the Purchase Contract Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to TECO and the Purchase Contract Agent, for any of the following purposes:

            (1) to evidence the succession of another Person to TECO, and the assumption by any such successor of the covenants of TECO herein and in the Certificates; or

            (2) to add to the covenants of TECO for the benefit of the Holders, or to surrender any right or power herein conferred upon TECO; or

            (3) to evidence and provide for the acceptance of appointment hereunder by a successor Purchase Contract Agent; or

            (4) to make provision with respect to the rights of Holders pursuant to the requirements of Section 5.4(b) or 5.8; or

            (5) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

            Section 8.2. Supplemental Agreements with Consent of Holders. With the consent of the Holders of not less than a majority of the outstanding Purchase Contracts voting together as one class, by Act of said Holders delivered to TECO and the Purchase Contract Agent, TECO, when authorized by a Board Resolution, and the Purchase Contract Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, that, except as contemplated herein, no such supplemental agreement shall, without the consent of the Holder of each Outstanding Security affected thereby:

            (1) change any Payment Date;

            (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's Obligations under the Purchase Contract, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral (except for the rights of Holders of Normal Units to substitute Treasury Securities for the Pledged Trust Preferred Securities, Pledged LLC Preferred Securities or Pledged Notes or the Applicable Ownership Interest of the Treasury Portfolio or the rights of Holders of Stripped Units to substitute Trust Preferred Securities or the Applicable Ownership Interest of the Treasury Portfolio for the Pledged Treasury Securities) or otherwise adversely affect the Holder's rights in or to such Collateral or materially adversely alter the rights in or to such Collateral;

            (3) reduce Contract Adjustment Payments (including any deferred Contract Adjustment Payments) or change any place where, or the coin or currency in which, Contract Adjustment Payments are payable;

            (4) impair the right to institute suit for the enforcement of any Purchase Contract;

            (5) reduce the number of shares of Common Stock to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract, change the Purchase Contract Settlement Date or otherwise materially adversely affect the Holder's rights under any Purchase Contract; or

            (6) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for the modification or amendment of the provisions of the Agreement, the Pledge Agreement or the Purchase Contracts;

provided that if any amendment or proposal referred to above would adversely affect only the Normal Units or the Stripped Units, as the case may be, then only the affected class of Holder as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

            Section 8.3. Execution of Supplemental Agreements. In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement or the Officer's Certificate, the Purchase Contract Agent shall be provided and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Purchase Contract Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Purchase Contract Agent's own rights, duties or immunities under this Agreement or otherwise.

            Section 8.4. Effect of Supplemental Agreements. Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

            Section 8.5. Reference to Supplemental Agreements. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent as to any matter provided for in such supplemental agreement. If TECO shall so determine, new Certificates so modified as to conform, in the opinion of the Purchase Contract Agent and TECO, to any such supplemental agreement may be prepared and executed by TECO and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in exchange for Outstanding Certificates.

                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

            Section 9.1. Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions. TECO covenants that it will not (a) merge or consolidate with any other Person or (b) sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person or group of affiliated Persons in one transaction or a series of related transactions other than, with respect to clause (b), a direct or indirect wholly-owned subsidiary of TECO, unless (i) either TECO shall be the continuing corporation, or the successor (if other than TECO) shall be a corporation organized and existing under the laws of the United

States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of TECO under the Purchase Contracts, the LLC Preferred Securities, the Notes, the Guarantee, this Agreement, the Remarketing Agreement, and the Pledge Agreement by one or more supplemental agreements in form reasonably satisfactory to the Purchase Contract Agent and the Collateral Agent, executed and delivered to the Purchase Contract Agent and the Collateral Agent by such corporation, and (ii) TECO or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, assignment, transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder, under any of this Agreement, the Pledge Agreement, the Purchase Contracts or the Units or the Remarketing Agreement.

            Section 9.2. Rights and Duties of Successor Corporation. In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with
Section 9.1, such successor corporation shall succeed to and be substituted for TECO with the same effect as if it had been named herein as TECO. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of TECO, any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by TECO and delivered to the Purchase Contract Agent; and, upon the order of such successor corporation, instead of TECO, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of TECO to the Purchase Contract Agent for authentication and execution, and any Certificate evidencing Units which such successor corporation thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Certificates so issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

            In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance, such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

            Section 9.3. Opinion of Counsel Given to Purchase Contract Agent. The Purchase Contract Agent, subject to Sections 7.1 and 7.3, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such consolidation, merger, sale, assignment, transfer, lease or conveyance have been met.

                                    ARTICLE X

                                    COVENANTS

            Section 10.1. Performance under Purchase Contracts. TECO covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

            Section 10.2. Maintenance of Office or Agency. TECO will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on any Settlement Date and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or reestablishment of Normal Units and where notices and demands to or upon TECO in respect of the Units and this Agreement may be served. TECO will give prompt written notice to the Purchase Contract Agent of the location, and any change in the location, of such office or agency. If at any time TECO shall fail to maintain any such required office or agency or shall fail to furnish the Purchase Contract Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and TECO hereby appoints the Purchase Contract Agent as its agent to receive all such presentations, surrenders, notices and demands.

            TECO may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve TECO of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. TECO will give prompt written notice to the Purchase Contract Agent of any such designation or rescission and of any change in the location of any such other office or agency. TECO hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the Purchase Contract Agent at its Corporate Trust Office as paying agent in such city.

            Section 10.3. Company to Reserve Common Stock. TECO shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Units evidenced by Outstanding Certificates.

            Section 10.4. Covenants as to Common Stock. TECO covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Securities will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

            Section 10.5. Statements of Officer of TECO as to Default. TECO will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of TECO ending after the date hereof, an Officer's Certificate, one of the signers of which shall be the principal financial, principal accounting or principal executive officer of TECO stating whether or not to the best knowledge of the signer thereof TECO is in default in the performance and observance of any of the terms, provisions and conditions hereof, without regard to notice requirements or grace periods, and if TECO shall be in default, specifying all such defaults and the nature and status thereof of which such Officer may have knowledge.

            Section 10.6. ERISA. Each Holder from time to time of the Trust Preferred Securities that is a Plan hereby represents that its acquisition of the Equity Units and the holding of the same satisfies the applicable fiduciary requirements of ERISA and that it is entitled to exemption relief from the prohibited transaction provisions of ERISA and the Code in accordance with one or more prohibited transaction exemptions or otherwise will not result in a nonexempt prohibited transaction.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          TECO ENERGY, INC.


                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:


                                          THE BANK OF NEW YORK,
                                          as Purchase Contract Agent


                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:

                                       A-1
                                    EXHIBIT A


            THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

            Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to TECO or its Purchase Contract Agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


No.                                                         CUSIP No.
    --------------                                                    --------
[Number of Normal Units]


                   Form of Face of Normal Units Certificate

            This Normal Units Certificate certifies that Cede & Co. is the registered Holder of the number of Normal Units set forth above. Each Normal Unit represents (i) either (a) beneficial ownership by the Holder of one 5.11% Trust Preferred Security (the "Trust Preferred Security") of TECO Capital Trust II, a Delaware statutory business trust (the "Trust"), having a stated liquidation amount of $25 per share, subject to the Pledge of such Trust Preferred Security by such Holder pursuant to the Pledge Agreement, (b) if the Trust Preferred Security has been remarketed by the Remarketing Agent (or if the Holder has elected not to have the Trust Preferred Security remarketed by delivering the appropriate Treasury Consideration specified by the Remarketing Agent), the appropriate Treasury Consideration, subject to the Pledge of such Treasury Consideration by such Holder pursuant to the Pledge Agreement or (c) upon the occurrence of a Special Event Redemption prior to the Purchase Contract Settlement Date, the appropriate Applicable Ownership Interest of the Treasury Portfolio, subject to the Pledge of such Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with TECO Energy, Inc., a Florida corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

            Pursuant to the Pledge Agreement, the Trust Preferred Security or the appropriate Treasury Consideration, as the case may be, constituting part of each Normal Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of TECO, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Normal Unit.

            The Pledge Agreement provides that all payments in respect of the Pledged Trust Preferred Securities or Pledged Treasury Consideration received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of (A) quarterly cash distributions on Normal Units which include Pledged Trust Preferred Securities or Pledged Treasury Consideration and (B) any payments of the Trust Preferred Securities or Treasury Consideration, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Purchase Contract Agent to the account designated by the Purchase Contract Agent, no later than 10:00 a.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 9:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 9:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments in respect of any Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, to TECO on the Purchase Contract Settlement Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Normal Units of which such Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, are a part under the Purchase Contracts forming a part of such Normal Units. Quarterly distributions on Normal Units which include Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, which are payable quarterly in arrears on January 15, April 15, July 15 and October 15, commencing April 15, 2002 (each a "Payment Date"), shall, subject to receipt thereof by the Purchase Contract Agent from the Collateral Agent, be paid to the Person in whose name this Normal Units Certificate (or a Predecessor Normal Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

            Each Purchase Contract evidenced hereby obligates the Holder of this Normal Units Certificate to purchase, and TECO to sell, on January 15, 2005 (the "Purchase Contract Settlement Date"), at a price equal to $25 (the "Stated Amount"), a number of shares of Common Stock of TECO, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Normal Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payments received in respect of the Pledged Trust Preferred Securities or the Pledged Treasury Consideration, as the case may be, pledged to secure the obligations of the Holder under such Purchase Contract.

            TECO shall pay, on each Payment Date, the Contract Adjustment Payments (as defined below) payable in respect of each Purchase Contract to the Person in whose name the Normal Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments and distributions on the Trust Preferred Securities or payments on the appropriate Treasury Consideration (as specified in clause (i) of the definition of the Remarketing Value), as the case may be, will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of TECO, by check mailed to the address of the Person entitled thereto as such address appears on the Normal Units Register or by wire transfer to an account specified by TECO. Notwithstanding the foregoing, TECO may at its discretion defer the Contract Adjustment Payments, but not beyond the Purchase Contract Settlement Date. TECO will pay additional Contract Adjustment Payments on installments of Contract Adjustment Payments so deferred at a rate of 9.50% per year until paid, unless the Purchase Contract has been earlier settled or terminated.

            Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Normal Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, TECO has caused this instrument to be duly executed.


                                          TECO ENERGY, INC.



                                          By:
                                              --------------------------------
                                             Name:
                                             Title:



                                          By:
                                              --------------------------------
                                             Name:
                                             Title:



                                          HOLDER SPECIFIED ABOVE (as to
                                          obligations of such Holder under
                                          the Purchase Contracts evidenced
                                          hereby)

                                          By: THE BANK OF NEW YORK, not
                                              individually but solely as
                                              Attorney-in-Fact of such Holder

                                          By:
                                              --------------------------------
                                             Name:
                                             Title:

Dated:

           PURCHASE CONTRACT AGENT'S CERTIFICATE OF AUTHENTICATION



            This is one of the Normal Units Certificates referred to in the within mentioned Purchase Contract Agreement.

                                          THE BANK OF NEW YORK,
                                          as Purchase Contract Agent



                                          By:
                                              --------------------------------
                                             Authorized Signatory

                (Form of Reverse of Normal Units Certificate)


            Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of January 15, 2002 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between TECO and The Bank of New York, as Purchase Contract Agent (including its successors thereunder, herein called the "Purchase Contract Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, TECO, and the Holders and of the terms upon which the Normal Units Certificates are, and are to be, executed and delivered.

            Each Purchase Contract evidenced hereby obligates the Holder of this Normal Units Certificate to purchase, and TECO to sell, on the Purchase Contract Settlement Date at a price equal to $25 (the "Purchase Price"), a number of shares of Common Stock of TECO equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $30.10 (the "Threshold Appreciation Price"), 0.8305 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $26.29 the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $26.29, 0.9509 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

            The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

            The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by TECO.

            A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

            Each Purchase Contract evidenced hereby may be settled prior to the Purchase Contract Settlement Date through Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

            In accordance with the terms of the Purchase Contract Agreement, the Holder of this Normal Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby (i) by effecting an Early Settlement or Merger Early Settlement, (ii) by application of payments received in respect of the Pledged Treasury Consideration acquired from the proceeds of a remarketing of the related Pledged Trust Preferred Securities underlying the Normal Units represented by this Normal Units Certificate or (iii) if the Holder has elected not to participate in the remarketing, by application of payments received in respect of the Pledged Treasury Consideration deposited by such Holder in respect of such Purchase Contract. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing the Collateral Agent, for the benefit of TECO, exercises its rights as a secured creditor with respect to the Pledged Trust Preferred Securities related to this Normal Units Certificate, any accumulated and unpaid distributions on such Pledged Trust Preferred Securities will become payable by TECO to the Holder of this Normal Units Certificate in the manner provided for in the Purchase Contract Agreement.

            TECO shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

            TECO shall pay on each Payment Date, commencing April 15, 2002, in respect of each Purchase Contract forming part of a Normal Unit evidenced hereby, an amount (the "Contract Adjustment Payments") equal to 4.39% per annum of the Stated Amount computed on the basis of (i) for any full quarterly period, a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly period, a 30-day month and (iii) for periods less than a month, the actual number of days elapsed per 30-day period. Such Contract Adjustment Payments shall be payable to the Person in whose name this Normal Unit Certificate (or a Predecessor Normal Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.

            Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Trust Preferred Securities. Upon receipt of notice of any meeting at which holders of Trust Preferred Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Trust Preferred Securities, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the Holders of Normal Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each such Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Trust Preferred Securities entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Pledged Trust Preferred Securities constituting a part of such Holder's Normal Units and

(c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Normal Units on such record date, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Trust Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Normal Unit, the Purchase Contract Agent shall abstain from voting the Pledged Trust Preferred Security evidenced by such Normal Unit.

            Upon a dissolution of the Trust, an aggregate liquidation amount of the LLC Preferred Securities (or if, the LLC shall have been dissolved, a principal amount of the Notes) constituting the assets of the Trust and underlying the Pledged Trust Preferred Securities equal to the aggregate Stated Amount of the Pledged Trust Preferred Securities shall be delivered to the Collateral Agent in exchange for Pledged Trust Preferred Securities. Thereafter, the LLC Preferred Securities or the Notes, as the case may be, shall be held by the Collateral Agent to secure the obligations of each Holder of Normal Units to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Normal Units. Following a dissolution of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the LLC Preferred Securities or the Notes, as the case may be, as the Holders and the Collateral Agent had in respect of the Pledged Trust Preferred Securities, and any reference in the Purchase Contract Agreement or Pledge Agreement to the Trust Preferred Securities or Pledged Trust Preferred Securities shall be deemed to be a reference to the LLC Preferred Securities or the Notes, as appropriate.

            Upon the occurrence of a Special Event Redemption prior to the Purchase Contract Settlement Date, the Redemption Price payable on the Special Event Redemption Date with respect to the Applicable Principal Amount of Trust Preferred Securities shall be delivered to the Securities Intermediary in exchange for the Pledged Trust Preferred Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Securities Intermediary will apply an amount equal to the Redemption Amount of such Redemption Price to purchase the Treasury Portfolio and promptly (a) transfer the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio to the Collateral Account to secure the obligations of each Holder of Normal Units to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Normal Units, (b) transfer the Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio to the Agent for the benefit of the Holders of such Normal Units and (c) remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Normal Units.

            Following the occurrence of a Special Event Redemption prior to the Purchase Contract Settlement Date, the Holders of Normal Units and the Collateral Agent shall have such security interest rights and obligations with respect to the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio as the Holder of Normal Units and the Collateral Agent had in respect of the Trust Preferred Securities, subject to the Pledge thereof as provided in the Pledge Agreement and any reference herein to the Trust Preferred Securities shall be deemed to be a reference to such Treasury Portfolio.

            The Normal Units Certificates are issuable only in registered form and only in denominations of a single Normal Unit and any integral multiple thereof. The transfer of any Normal Units Certificate will be registered and Normal Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Normal Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but TECO and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Holder of a Normal Unit may substitute for the Pledged Trust Preferred Securities or Pledged Treasury Consideration securing its obligations under the related Purchase Contract Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Unit for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Stripped Unit." A Holder that elects to substitute a Treasury Security for Pledged Trust Preferred Securities or Pledged Treasury Consideration, thereby creating Stripped Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Units in respect of the Pledged Trust Preferred Security or Pledged Treasury Consideration, as the case may be, and Purchase Contract constituting such Normal Unit may be transferred and exchanged only as a Normal Unit.

            A Holder of Stripped Units may reestablish Normal Units by delivering to the Collateral Agent Trust Preferred Securities or the appropriate Treasury Consideration in exchange for the release of the Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

            The Purchase Contracts and all obligations and rights of TECO and the Holders thereunder, including, without limitation, the rights of the Holders to receive, and the obligations of TECO to pay, Contract Adjustment Payments shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or TECO, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, TECO shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Normal Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

            Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement; provided, however, that if a Special Event Redemption has occurred and the Treasury Portfolio has become a component of the Normal Units, Holders may settle early Normal Units only with respect to Purchase Contracts underlying Normal Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Normal Units Certificate, the Holder of this

Normal Units Certificate shall deliver this Normal Units Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to TECO or in blank with the form of election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of TECO in an amount (the "Early Settlement Amount") equal to (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Normal Units as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to 0.8305 shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

            Upon registration of transfer of this Normal Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Normal Units Certificate. TECO covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

            The Holder of this Normal Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Normal Units evidenced hereby on his behalf as his attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by TECO or its trustee in the event that TECO becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform such Holder's obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to the Pledge of the Trust Preferred Securities or the appropriate Treasury Consideration, as the case may be, underlying this Normal Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Trust Preferred Securities or the Pledged Treasury Consideration, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Purchase Contract Settlement Date by the Collateral Agent to TECO in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

            Each Holder of any Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat (i) itself as the owner of the related Trust Preferred Securities, or Treasury Consideration, as the case may be, and (ii) the Notes as indebtedness of TECO, in each case, for United States federal, state and local income and franchise tax purposes.

            Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

            The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

            TECO, the Purchase Contract Agent and its Affiliates and any agent of TECO or the Purchase Contract Agent may treat the Person in whose name this Normal Units Certificate is registered as the owner of the Normal Units evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Trust Preferred Securities or the Treasury Consideration, as the case may be, performance of the Purchase Contracts (including the Contract Adjustment Payments) and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither TECO, the Purchase Contract Agent, such Affiliates nor any such agent shall be affected by notice to the contrary.

            The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

            A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                               as tenants in common
UNIF GIFT MIN ACT -                     Custodian
                                        ---------------------------------------
                                        (cust)                          (minor)

                                        Under Uniform Gifts to Minors Act

                                        --------------------------------------
                                                                      (State)
TEN ENT -                               as tenants by the entireties

JT TEN -                                as joint tenants with right of
                                        survivorship and not as tenants in
                                        common

Additional abbreviations may also be used though not in the above list.

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto --------------------------------------------------------------

-------------------------------------------------------------------------------
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Normal Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing

----------------------------------------------------------------------------
attorney to transfer said Normal Units Certificates on the books of TECO Energy, Inc. with full power of substitution in the premises.

Dated:                                   _____________________________________
                                         Signature

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as it appears upon the face of
                                         the within Normal Units Certificates
                                         in every particular, without
                                         alteration or enlargement or any
                                         change whatsoever.

Signature Guarantee: __________________________________________________________

                             SETTLEMENT INSTRUCTIONS

            The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Normal Units evidenced by this Normal Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                   _____________________________________
                                         Signature
                                         Signature Guarantee:__________________

                       (if assigned to another person)

If shares are to be registered in the    REGISTERED HOLDER
name of and delivered to a Person
other than the Holder, please
(i) print such Person's name and
address and (ii) provide a               Please print name
guarantee of your signature:             and address of Registered Holder:

_____________________________________    ______________________________________
            Name                                    Name

_____________________________________    ______________________________________
            Address                                    Address

_____________________________________   _______________________________________

_____________________________________   _______________________________________

_____________________________________   _______________________________________
Social Security or other Taxpayer
Identification Number, if any

                            ELECTION TO SETTLE EARLY

            The undersigned Holder of this Normal Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Normal Units evidenced by this Normal Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Normal Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Normal Units Certificate representing any Normal Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated:                                   _____________________________________
                                         Signature


Signature Guarantee: __________________________________

            Number of Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Normal       REGISTERED HOLDER
Units Certificates are to be
registered in the name of and
delivered to, and Pledged Trust
Preferred Securities or Pledged
Treasury Consideration, as the
case may be, are to be transferred to,
a Person other than the Holder, please    Please print name and address of
print such Person's name and address:     Registered Holder:

_____________________________________     _____________________________________
            Name                                        Name

_____________________________________     _____________________________________
            Address                                    Address
_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________
Social Security or other Taxpayer
Identification Number, if any             _____________________________________

Transfer instructions for Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, transferable upon Early Settlement or a Termination Event:

_____________________________________   _______________________________________

_____________________________________   _______________________________________

_____________________________________   _______________________________________

                   [TO BE ATTACHED TO GLOBAL CERTIFICATES]

           SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

            The following increases or decreases in this Global Certificate have been made:


                                   Amount of        Stated Amount of
                                   increase in      the Global         Signature of
              Amount of            Stated           Certificate        authorized
              decrease in Stated   Amount of the    following such     signatory
              Amount of the        Global           decrease of        of Purchase
Date          Global Certificate   Certificate      Increase           Contract Agent
----          ------------------   -----------      ----------------   --------------



                                    EXHIBIT B


            THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

            Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to TECO or its Purchase Contract Agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


No.                                                         CUSIP No.
    --------------                                                    --------
[Number of Stripped Units]

                  Form of Face of Stripped Units Certificate

            This Stripped Units Certificate certifies that Cede & Co. is the registered Holder of the number of Stripped Units set forth above. Each Stripped Unit represents (i) a 1/40 undivided beneficial ownership interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with TECO Energy, Inc., a Florida corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

            Pursuant to the Pledge Agreement, the Treasury Security constituting part of each Stripped Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of TECO, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Stripped Unit.

            Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and TECO to sell, on January 15, 2005 (the "Purchase Contract Settlement Date"), at a price equal to $25 (the "Stated Amount"), a number of shares of Common Stock of TECO, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Stripped Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof.

The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payments received in respect of the Pledged Treasury Securities pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

            Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Stripped Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, TECO has caused this instrument to be duly executed.


                                    TECO ENERGY, INC.


                                    By:____________________________________
                                       Name:
                                       Title:


                                    By:____________________________________
                                       Name:
                                       Title:


                                    HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)

                                    By: THE BANK OF NEW YORK, not
                                        individually but solely as
                                        Attorney-in-Fact
                                        of such Holder


                                    By:____________________________________
                                       Name:
                                       Title:


Dated:

           PURCHASE CONTRACT AGENT'S CERTIFICATE OF AUTHENTICATION


            This is one of the Stripped Units Certificates referred to in the within-mentioned Purchase Contract Agreement.



                                    THE BANK OF NEW YORK,
                                    as Purchase Contract Agent


                                    By:____________________________________
                                          Authorized Signatory

                   (Reverse of Stripped Units Certificate)


            Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of January 15, 2002 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between TECO and The Bank of New York, as Purchase Contract Agent (including its successors thereunder, herein called the "Purchase Contract Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, TECO and the Holders and of the terms upon which the Stripped Units Certificates are, and are to be, executed and delivered.

            Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and TECO to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock of TECO equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $30.10 (the "Threshold Appreciation Price"),
0.8305 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $26.29, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $26.29, 0.9509 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

            The "Applicable Market Value" means the average of the Closing Prices per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

            The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by TECO.

            A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

            Each Purchase Contract evidenced hereby may be settled prior to the Purchase Contract Settlement Date through Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

            In accordance with the terms of the Purchase Contract Agreement, the Holder of this Stripped Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby (i) by effecting an Early Settlement or Merger Early Settlement or (ii) by application of payments received in respect of the Pledged Treasury Securities underlying the Stripped Units represented by this Stripped Units Certificate.

            TECO shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

            TECO shall pay on January 15, April 15, July 15 and October 15 of each year (each, a "Payment Date"), commencing April 15, 2002, in respect of each Purchase Contract evidenced hereby, an amount (the "Contract Adjustment Payments") equal to 4.39% per annum of the Stated Amount computed on the basis of (i) for any full quarterly period, a 360-day year of twelve 30-day months,
(ii) for any period shorter than a full quarterly period, a 30-day month and
(iii) for periods less than a month, the actual number of days elapsed per 30-day period). Such Contract Adjustment Payments shall be payable to the Person in whose name this Stripped Units Certificate (or a Predecessor Stripped Units Certificate) is registered at the close of business on the Record Date for such Payment Date. Notwithstanding the foregoing, TECO may at its discretion defer the Contract Adjustment Payments, but not beyond the Purchase Contract Settlement Date. TECO will pay additional Contract Adjustment Payments on installments of Contract Adjustment Payments so deferred at a rate of 9.50% per year until paid, unless the Purchase Contract has been earlier settled or terminated.

            The Stripped Units Certificates are issuable only in registered form and only in denominations of a single Stripped Unit and any integral multiple thereof. The transfer of any Stripped Units Certificate will be registered and Stripped Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Stripped Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but TECO and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Holder of a Stripped Unit may substitute for the Pledged Treasury Securities securing its obligations under the related Purchase Contract Trust Preferred Securities or the appropriate Treasury Consideration in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Unit for which such Pledged Trust Preferred Securities or Pledged Treasury Consideration secures the Holder's obligation under the Purchase Contract shall be referred to as a "Normal Unit." A Holder that elects to substitute Trust Preferred Securities or the appropriate Treasury Consideration, as the case may be, for Pledged Treasury Securities, thereby reestablishing Normal Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Pledged Treasury Security and the Purchase Contract constituting such Stripped Unit may be transferred and exchanged only as a Stripped Unit.

            The Purchase Contracts and all obligations and rights of TECO and the Holders thereunder, including, without limitation, the rights of the Holder to receive, and the obligations of TECO to pay, Contract Adjustment Payments shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or TECO, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, TECO shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Stripped Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement.

            Upon registration of transfer of this Stripped Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Stripped Units Certificate. TECO covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

            The Holder of this Stripped Units Certificate, by his acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Stripped Units evidenced hereby on his behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by TECO or its trustee in the event that TECO becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform such Holder's obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Stripped Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Purchase Contract Settlement Date by the Collateral Agent to TECO in satisfaction of such

Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

            Each Holder of any Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat (i) itself as the owner of the related Trust Preferred Securities, Treasury Consideration or Treasury Securities, as the case may be, and (ii) the Notes as indebtedness of TECO, in each case, for United States federal, state and local income and franchise tax purposes.

            Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

            The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

            TECO, the Purchase Contract Agent and its Affiliates and any agent of TECO or the Purchase Contract Agent may treat the Person in whose name this Stripped Units Certificate is registered as the owner of the Stripped Units evidenced hereby for the purpose of performance of the Purchase Contracts (including the Contract Adjustment Payments) and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither TECO, the Purchase Contract Agent, such Affiliate, nor any such agent shall be affected by notice to the contrary.

            The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

            A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -                              as tenants in common
UNIF GIFT MIN ACT -                     Custodian
                                        ---------------------------------------
                                        (cust)                         (minor)

                                        Under Uniform Gifts to Minors Act

                                        --------------------------------------
                                                          (State)
TEN ENT -                               as tenants by the entireties

JT TEN -                                as joint tenants with right of
                                        survivorship and not as tenants in
                                        common

Additional abbreviations may also be used though not in the above list.

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                  -------------------------------------------------------------
-------------------------------------------------------------------------------

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Stripped Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing

------------------------------------------------------------------------------

attorney to transfer said Stripped Units Certificates on the books of TECO Energy, Inc. with full power of substitution in the premises.

Dated:
                                         --------------------------------------
                                         Signature

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as it appears
                                         upon the face of the within Stripped
                                         Units Certificates in every particular,
                                         without alteration or enlargement or
                                         any change whatsoever.

Signature Guarantee:
                      ---------------------------------------------------

                             SETTLEMENT INSTRUCTIONS


            The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                   _____________________________________
                                         Signature
                                         Signature Guarantee: _________________


If shares are to be registered in the    REGISTERED HOLDER
name of and delivered to a Person
other than the Holder, please
(i) print such Person's name and
address and (ii) provide a guarantee
of your signature:                       Please print name and address of
                                         Registered Holder:

_____________________________________    ______________________________________
            Name                                     Name

_____________________________________    ______________________________________
            Address                                  Address

_____________________________________    ______________________________________

_____________________________________    ______________________________________

_____________________________________    ______________________________________

Social Security or other Taxpayer
Identification Number, if any

                            ELECTION TO SETTLE EARLY



            The undersigned Holder of this Stripped Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Stripped Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Stripped Units Certificate representing any Stripped Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                   _____________________________________
                                         Signature

Signature Guarantee: ____________________



            Number of Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or             REGISTERED HOLDER
Stripped Units Certificates are
to be registered in the name of
and delivered to and Pledged
Treasury Securities are to be
transferred to a Person other            Please print name and address of
than the Holder, please print            Registered Holder:
such Person's name and address:


_____________________________________    ______________________________________
            Name                                     Name

_____________________________________    ______________________________________
            Address                                  Address


_____________________________________    ______________________________________

_____________________________________    ______________________________________

_____________________________________    ______________________________________
Social Security or other Taxpayer
Identification Number, if any            ______________________________________

Transfer instructions for Pledged Treasury Securities transferable upon Early Settlement or a Termination Event:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

                   [TO BE ATTACHED TO GLOBAL CERTIFICATES]

           SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE


            The following increases or decreases in this Global Certificate have been made:

                                   Amount of        Stated Amount of
                                   increase in      the Global         Signature of
              Amount of            Stated           Certificate        authorized
              decrease in Stated   Amount of the    following such     signatory
              Amount of the        Global           decrease of        of Purchase
Date          Global Certificate   Certificate      Increase           Contract Agent
----          ------------------   -----------      --------           --------------


                                    EXHIBIT C

                 INSTRUCTION FROM PURCHASE CONTRACT AGENT TO
                            COLLATERAL PURCHASE AGENT


The Bank of New York
101 Barclay Street, Floor 21W
New York, New York  10286
Attn:  Corporate Trust Administration

            Re: 9.50% Equity Security Units of TECO Energy, Inc. (the "Company"), and TECO Capital Trust II

            We hereby notify you in accordance with Section 4.1 of the Pledge Agreement, dated as of January 15, 2002, among TECO, yourselves, as Collateral Agent, Custodial Agent and Securities Intermediary, and ourselves, as Purchase Contract Agent and as attorney-in-fact for the holders of [Normal Units] [Stripped Units] from time to time, that the holder of securities listed below (the "Holder") has elected to substitute [$ _______ aggregate principal amount of Treasury Securities (CUSIP No. 912803AB9)] [$_______ stated liquidation amount of Trust Preferred Securities or the appropriate Treasury Consideration, as the case may be,] in exchange for the related [Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be (CUSIP No. 912803AB9),] [Pledged Treasury Securities] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has transferred [Treasury Securities] [Trust Preferred Securities or the appropriate Treasury Consideration, as the case may be,] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [Pledged Treasury Securities] [Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be], and upon the payment by such Holder of any applicable fees, to release the [Trust Preferred Securities or Treasury Consideration, as the case may be,] [Treasury Securities] related to such [Normal Units] [Stripped Units] to us in accordance with the Holder's instructions.

Date:_______________________

                                    THE BANK OF NEW YORK


                                    By:_____________________________________
                                       Name:
                                       Title:


Please print name and address of Registered Holder electing to substitute [Treasury Securities] [Trust Preferred Securities or Pledged Treasury Consideration, as the case may be,] for the [Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be,] [Pledged Treasury Securities]:

______________________________________   _____________________________________
Name:                                    Social Security or other Taxpayer
                                         Identification Number, if any
_____________________________________
Address

_____________________________________

_____________________________________

                                    EXHIBIT D

                    INSTRUCTION TO PURCHASE CONTRACT AGENT



The Bank of New York
101 Barclay Street, Floor 21W
New York, New York  10286
Attn:  Corporate Trust Administration

            Re: 9.50% Equity Security Units of TECO Energy, Inc. (the "Company"), and TECO Capital Trust II

            The undersigned Holder hereby notifies you that it has delivered to [insert name], as Collateral Agent, Custodial Agent and Securities Intermediary [$_________ aggregate principal amount of Treasury Securities] [$_________ stated liquidation amount of Trust Preferred Securities or the appropriate Treasury Consideration, as the case may be,] in exchange for the related [Pledged Trust Preferred Securities or Pledged Treasury Consideration as the case may be,] [Pledged Treasury Securities] held by the Collateral Agent, in accordance with Section 4.1 of the Pledge Agreement, dated as of January 15, 2002, among you, TECO, the Collateral Agent, Custodial Agent and Securities Intermediary. The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be,] [Pledged Treasury Securities] related to such [Normal Units] [Stripped Units].


Date:                                    ____________________________________

                                         By:_________________________________

                                         ____________________________________
                                         Signature Guarantee:

Dated:

Please print name and address of Registered Holder:

_____________________________________    _____________________________________
Name:                                    Social Security or other Taxpayer
                                         Identification Number, if any
_____________________________________
Address

_____________________________________

_____________________________________

                                    EXHIBIT E

                          FORM OF REMARKETING AGREEMENT

                                   [Attached]

                                      -1-